UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: June 30, 2021

Date of reporting period: June 30, 2021

Item 1:	Reports to Stockholders

Annual Report

June 30, 2021

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds STOCK FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

August 4, 2021

Dear Fellow Shareholders:

Stocks posted exceptional returns over the past twelve months due to a combination of unprecedented fiscal and monetary stimulus, vaccination progress, and a highly resilient and adaptable U.S. economy. We remain positive on equities going forward but recognize elevated valuations and emerging risks may limit upside potential in the near term.

Economic Outlook

U.S. real GDP in 2021 is on pace to expand at the fastest rate since 1984 as the economy rebounds and reaches new heights. We believe above-trendline growth will persist through at least 2022, supported by pent-up demand, employment gains, inventory restocking, fixed investment, and favorable government policies. At last count, almost $31 trillion (or over 35% of world GDP) in global pandemic-related stimulus has accrued since spring 2020. The U.S. accounts for two-fifths of this amount and, if the Biden administration has anything to say about it, more is on the way. Accommodative government policies helped global economies avert potential crises in 2020 and, in concurrence with rising COVID-19 vaccination rates, is now underwriting the recovery. A recovery in services, which represents about 75% of U.S. GDP and nearly 85% of nonfarm private employment, is poised to sustain the next stage of the expansion.

A multitude of interlinked factors is contributing to a surge in inflation, including a post-lockdown rebound in demand, a backup in global supply chains, massive federal stimulus, a weaker U.S. dollar, and rising commodity prices. We believe that most of the current uptick in inflation will be transitory and ease as excess demand is satiated, supply chains get unsnarled, and year-over-year comparisons normalize. The recent upshift in consumer inflation is almost entirely due to a spike in areas severely impacted by the pandemic. Excess savings has also begun to abate, implying demand may diminish some after the stimulus-induced surge. Moreover, the froth has started to come off some commodities, with slowing growth in China and a rising U.S. dollar being headwinds for prices. A moderation in “core” inflation will allow the Federal Reserve flexibility to stay accommodative, even though it pivoted to a somewhat less-dovish stance in June by signaling the possibility of tapering asset purchases (perhaps this year) and two rate increases in 2023. Still, the Fed must proceed cautiously, or risk unwinding the economic gains achieved thus far.

Outside the U.S., the pace of economic recovery generally corresponds with vaccination progress. The Euro Area’s services-heavy economies are swiftly gathering steam as the pandemic ebbs and authorities ease restrictions. A coinciding rebound in demand for services joined an already booming manufacturing sector to lift the Euro Area Composite PMI to a 15-year high in June. Pent-up demand, excess savings, rising exports, recovering tourism, easing credit, and supportive government policies underlie continued economic growth. Despite increasing inflation, the European Central Bank likely will remain accommodative and will let the economy run hot. As a result, the Euro Area is well-positioned to achieve GDP growth of +4.0% or more in 2022. In China, growth is moderating, but the outlook remains positive, supported by consumer spending, manufacturing, and solid export growth. After tightening earlier this year, fiscal policy should offer support in the months ahead.

The worst of the COVID-19 pandemic is likely over for many developed nations as vaccination rates improve. However, given still-high vaccine hesitancy, the emergence of more transmissible variants may cause headaches for policymakers, dent confidence, prevent people from re-entering the workforce (or engaging in other activities), or require localized lockdowns. The Delta variant of the COVID-19 virus is the most significant risk to date for increased global infection rates, even among fully vaccinated people. The CDC reports the latest COVID-19 strain is over 60% more contagious than the original strain and now accounts for 50% of new cases in the U.S. Over 50% of Euro Area residents have received at least one dose of the COVID-19 vaccine. However, the Delta variant has already taken hold in the U.K., and Euro Area officials project the variant will account for 90% of new infections in the region by August. Globally, renewed lockdowns remain the key near-term risk to the outlook, potentially derailing the nascent services recovery and being especially harmful to emerging economies.

Equity Strategy

The S&P 500® Index posted a remarkable +41% total return over the past twelve months, driven by a combination of price-to-earnings multiple expansion and accelerating earnings growth, albeit from depressed levels of one year ago. Investors continue to pour money into stocks, with U.S. equity inflows growing at their fastest pace since 2015 and first half 2021 global equity inflows the largest on record. Aside from the rebound in earnings, a bevy of factors underpin positive equity flows, including central bank liquidity injections, fiscal stimulus, the T.I.N.A.-effect (i.e., there is no alternative), the return of the day trader, and improving COVID-19 vaccination rates. Increasing capital returns, via dividends and share buybacks, and record M&A activity are also sustaining investor enthusiasm. We are constructive on stocks, but investor euphoria remains a source of concern in the near term. In addition, investors appear complacent about gathering risks, including impending tax hikes, COVID-19 variants, inflationary/margin pressures, policy tightening, and rocketing debt.

Due to the exceptionally strong earnings reports, earnings for the S&P 500 are now estimated to grow +37% year over year in 2021, including another round of robust corporate earnings reports for the June quarter. However, the focus of investors will likely shift back to earnings quality and sustainability as the U.S. economy enters a more moderate state of expansion, as year-ago comparisons become more difficult. Even though decelerating economic growth does not signal an end to the equity bull market, it typically denotes an inflection point in

2	SIT MUTUAL FUNDS ANNUAL REPORT

sector and style performance. For instance, cyclicals tend to outperform defensive equities as the manufacturing Purchasing Managers Index (PMI) is accelerating but underperform as it decelerates. We do not necessarily believe a declining manufacturing PMI is the end of the line for cyclical stocks (especially those exposed to favorable themes). Nonetheless, we think investors will be more discerning and focus on companies with specific revenue growth drivers, pricing power, margin enhancement opportunities, and solid balance sheets. In other words, investors are apt to gravitate to quality growth stocks and away from value, particularly with year-over-year comparisons in earnings growth about to become more challenging.

We believe dividend-paying stocks remain compelling. While dividend payers benefitted from the broadening stock market that began late last summer, the more defensive lower beta stocks within the dividend-paying universe have lagged. This subsection of dividend payers includes companies in the consumer staples, pharma, aerospace/defense, utilities, and telecom sectors. The overall weighting of defensive sectors in the S&P 500 Index is at an historic low (i.e., 13%, down from 20% in 2015), so we see the potential for mean reversion in the months ahead. We also expect sentiment to improve for stable, low vol stocks as market volatility increases. Moreover, dividend-paying stocks offer downside protection if the stock market pulls back after posting robust gains in recent quarters. Current high stock market valuations, already low interest rates, and peaking economic growth imply a somewhat muted outlook for equity returns, which raises the appeal of total return strategies. Our dividend investments emphasize attractively valued, high-quality growth companies that are committed to returning capital to shareholders. Although the current yields of our dividend-based portfolios are already well above benchmark yields, we anticipate double-digit dividend growth in 2021 for each of our dividend growth strategies.

With equity valuations fair across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the reflationary economic backdrop. Based on current stock valuations, we think technology (traditional growth) and financial stocks (cyclical growth) offer the most compelling investment opportunities on each side of the barbell. Technology valuation multiples have contracted in many cases as strong earnings growth has outpaced underlying stock price appreciation, presenting attractive investment opportunities throughout the sector. The semiconductor industry is a preferred investment area based on high demand and constrained supply, leading to extended forward visibility on revenue, pricing, and margins. We also continue to add selectively to software holdings that benefit from several secular growth themes, including digital transformation, e-commerce, online payments, digital advertising, and the post-pandemic shift to work from anywhere. On the other side of the barbell, the financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates upend the broader equity market. Banking fundamentals and investor sentiment have benefited from a rebound in interest rates and a sharp improvement in the credit picture, owing to monetary stimulus and an improving labor market. Rising interest rates, including an eventual move by the Federal Reserve to boost short-term rates, is the key variable that will drive investor sentiment. Notably, earnings projections do not yet embed higher interest rates, and valuations are depressed compared to the overall market. The outlook for the property-casualty insurance sector is also highly attractive as the combination of COVID-19 claims and several years of catastrophe losses have led to the most robust commercial pricing cycle in many years.

In international portfolios, we prefer equities in China, South Korea, India, and Europe. While emerging market central banks will tighten to counter rising inflation, we do not believe policy will become overly restrictive. Moreover, despite a resurgence in the coronavirus outbreak, we expect the pace of vaccinations to accelerate, leading to the easing of pandemic restrictions. We remain somewhat cautious on Chinese equities near term, given weakening earnings revisions and the government crackdown on monopolistic behavior. However, MSCI China earnings are expected to grow double-digits in 2021 amid a post-COVID-19 recovery, making a sharp market decline less likely. Furthermore, with China’s desire to be a world leader, the government will likely allow and facilitate the prosperity of new economy and international Chinese companies. We believe a balanced allocation between growth and cyclical stocks provides an optimal risk/reward profile near term. Longer term, we remain optimistic on structural trends, such as consumption and digitization of the economy.

Roger J. Sit

Chairman, President, CEO and Global CIO

JUNE 30, 2021	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

Fund Performance

The Sit Balanced Fund’s return for the 12-month period ending June 30, 2021 was +26.48%. The S&P 500® Index return was +40.79% over the period, while the Bloomberg Barclays U.S. Aggregate Bond Index lost -0.33%.

Factors that Influenced the Fund’s Performance

Returns for the fixed income portion of the portfolio meaningfully exceeded those of the Bloomberg Barclays U.S. Aggregate Bond Index for the 12-month period as the portfolio’s significant income advantage and a recovery in non-government-related positions drove outperformance. The economy was emerging from the COVID-19 pandemic at the end of the period. The Federal Reserve continued its commitment to keep short-term interest rates near zero to support the recovery, but such an accommodative monetary policy in the midst of a reopening of the economy drove elevated levels of inflation, which pushed interest rates higher during the later portions of the period. Our emphasis on investments that were expected to benefit from the end of the pandemic helped the portfolio return, as did our conservative interest rate positioning, which resulted in the portfolio experiencing less price decline than the benchmark as interest rates rose. An overweight to position in the corporate bond sector as well as exposure to the closed-end bond fund sector were the largest contributors to outperformance, both on an absolute and relative basis. Treasury positions were concentrated in U.S. Treasury Inflation Protected Securities (TIPS), driving outperformance within this sector and further boosting returns. The outperformance in the equity portion of the Fund during the period was driven largely by stock selection in the electronic technology, health services, and consumer durables sectors. Key holdings during the period included Applied Materials, YETI, and HCA Healthcare. The Fund’s underweight position in the finance sector and stock selection in the consumer services sector detracted from performance.

Outlook and Positioning

We continue to position the fixed income portion of the portfolio to take advantage of a post COVID-19 economic normalization as pent-up demand from consumers, combined with meaningful amounts of fiscal and monetary stimulus, drives economic strength in the coming quarters. Recent declines in Treasury yields are inconsistent with forecasts of longer-term economic strength and are likely driven by concern regarding the risk of uncontrolled spread of viral mutations as well as the possibility that expectations for continued elevated levels of inflation recede as the economy reopens. We continue to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

overweight non-government holdings, with an emphasis on maintaining an income advantage relative to the benchmark, which we expect to drive outperformance over the market cycle. In the equity portion of the Fund, we have maintained a large overweight position in technology companies that should benefit from emerging secular trends, some of which have been accelerated by the COVID-19 pandemic. Additionally, we are looking to selectively grow our exposure to early-stage cyclicals (e.g., transports), which should benefit more than the market as economic growth improves during 2021. As of June 30, 2021, the asset allocation of the Fund was 64.4% equity, 34.2% fixed-income, and 1.4% cash and equivalents.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

Information on this page is unaudited.

4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021
	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]

One Year	26.48%	40.79%	-0.33%

Five Year	13.57	17.65	3.03

Ten Year	10.57	14.84	3.39

Since Inception	7.92	10.54	5.15

(12/31/93)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$32.85 Per Share

Net Asset Value 6/30/20:	$26.37 Per Share

Total Net Assets:	$66.2 Million

TOP HOLDINGS

Top Equity Holdings:

1. Apple, Inc.

2. Microsoft Corp.

3. Alphabet, Inc.

4. Amazon.com, Inc.

5. Visa, Inc.

Top Fixed Income Holdings:

1. U.S. Treasury Inflation Indexed Bonds, 0.13%, 1/15/23

2. Putnam Premier Income Trust

3. U.S. Treasury Bond, 2.00%, 2/15/50

4. JP Morgan Mortgage Trust, 2021-6A4, 2.50%, 10/25/51

5. Oregon State Fac. Auth., 2.68%, 7/1/31

Based on total net assets as of June 30, 2021. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	5

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Balanced Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 64.4%

Communications - 1.5%

American Tower Corp.	2,300	621,323

Verizon Communications, Inc.	7,100	397,813

		1,019,136

Consumer Durables - 1.0%
YETI Holdings, Inc. *	7,300	670,286

Consumer Non-Durables - 4.4%

Conagra Brands, Inc.	8,900	323,782

Constellation Brands, Inc.	2,275	532,100

Estee Lauder Cos., Inc. - Class A	2,275	723,632

Mondelez International, Inc.	6,300	393,372

NIKE, Inc.	3,575	552,302
PepsiCo, Inc.	2,475	366,721

		2,891,909

Consumer Services - 3.4%

McDonald’s Corp.	2,300	531,277

Starbucks Corp.	4,850	542,278

Visa, Inc.	5,150	1,204,173

		2,277,728

Electronic Technology - 9.4%

Apple, Inc.	18,125	2,482,400

Applied Materials, Inc.	7,825	1,114,280

Broadcom, Inc.	1,865	889,307

Keysight Technologies, Inc. *	2,950	455,510

NVIDIA Corp.	1,285	1,028,128
Qualcomm, Inc.	1,625	232,261

		6,201,886

Finance - 5.0%

Ameriprise Financial, Inc.	2,250	559,980

Aon, PLC	1,650	393,954

Chubb, Ltd.	2,550	405,297

First Republic Bank	1,750	327,548

Goldman Sachs Group, Inc.	2,100	797,013

JPMorgan Chase & Co.	3,425	532,724
T Rowe Price Group, Inc.	1,550	306,854

		3,323,370

Health Services - 2.5%

HCA Healthcare, Inc.	2,625	542,692

UnitedHealth Group, Inc.	2,825	1,131,243

		1,673,935

Health Technology - 6.6%

Abbott Laboratories	3,550	411,551

AbbVie, Inc.	3,825	430,848

Bristol-Myers Squibb Co.	7,300	487,786

Dexcom, Inc. *	1,865	796,355

Intuitive Surgical, Inc. *	470	432,231

Johnson & Johnson	3,000	494,220

Name of Issuer	Quantity	Fair Value ($)

Medtronic, PLC	4,375	543,069

Thermo Fisher Scientific, Inc.	1,575	794,540

		4,390,600

Process Industries - 1.6%

Ecolab, Inc.	1,775	365,597

Linde, PLC	625	180,688

Sherwin-Williams Co.	1,800	490,410

		1,036,695

Producer Manufacturing - 3.4%

Honeywell International, Inc.	2,275	499,021

Motorola Solutions, Inc.	1,400	303,590

Northrop Grumman Corp.	500	181,715

Parker-Hannifin Corp.	450	138,200

Safran SA, ADR	11,550	401,016

Siemens AG, ADR	3,975	316,565

Trane Technologies, PLC	2,175	400,504

		2,240,611

Retail Trade - 5.9%

Amazon.com, Inc. *	540	1,857,686

CVS Health Corp.	5,800	483,952

Home Depot, Inc.	2,050	653,724

Netflix, Inc. *	375	198,079

TJX Cos., Inc.	6,550	441,601

Ulta Beauty, Inc. *	795	274,887

		3,909,929

Technology Services - 17.8%

Accenture, PLC	2,025	596,950

Adobe, Inc. *	1,300	761,332

Alphabet, Inc. - Class A *	620	1,513,910

Alphabet, Inc. - Class C *	205	513,796

Atlassian Corp., PLC *	2,500	642,150

Autodesk, Inc. *	1,600	467,040

DocuSign, Inc. *	525	146,774

Dynatrace, Inc. *	5,975	349,059

Facebook, Inc. *	3,065	1,065,731

Intuit, Inc.	1,200	588,204

Microsoft Corp.	7,800	2,113,020

Paycom Software, Inc. *	600	218,082

PayPal Holdings, Inc. *	3,300	961,884

Pinterest, Inc. *	3,225	254,614

RingCentral, Inc. *	150	43,587

salesforce.com, Inc. *	3,650	891,586

ServiceNow, Inc. *	560	307,748

Splunk, Inc. *	1,950	281,931

Twilio, Inc. *	175	68,978

		11,786,376

See accompanying notes to financial statements.

6	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity /Principal Amount ($)	Fair Value ($)

Transportation - 1.5%

FedEx Corp.	1,750	522,078

Union Pacific Corp.	2,050	450,856

		972,934

Utilities - 0.4%
NextEra Energy, Inc.	4,140	303,379

Total Common Stocks (cost: $22,270,744)		42,698,774

Bonds - 31.2%

Asset-Backed Securities - 0.9%

Bayview Opportunity Master Fund, 2017-SPL1 A, 4.00%, 10/28/64 1, [4]	39,049	39,871

New Century Home Equity Loan Trust, 2005-A A4W, 4.70%, 8/25/35 [14]	2,054	2,068

OSCAR US Funding Trust VII, LLC, 2017-2A A4, 2.76%, 12/10/24 [4]	54,579	55,111

Small Business Administration:

2008-20A 1, 5.17%, 1/1/28	27,473	29,827

2007-20H 1, 5.78%, 8/1/27	24,561	26,351

Towd Point Mortgage Trust:

2020-MH1 A1A, 2.18%, 2/25/60 1, [4]	142,799	144,320

2019-MH1 A2, 3.00%, 11/25/58 1, [4]	100,000	102,938

2019-SJ3 A2, 3.00%, 11/25/59 1, [4]	125,000	125,827

2019-SJ1 A2, 4.17%, 11/25/58 1, [4]	87,331	87,565

		613,878

Collateralized Mortgage Obligations - 4.5%

Fannie Mae:

2017-84 JP, 2.75%, 10/25/47	35,778	37,837

2003-34 A1, 6.00%, 4/25/43	30,897	35,129

2004-T1 1A1, 6.00%, 1/25/44	19,017	21,943

1999-17 C, 6.35%, 4/25/29	8,767	9,873

2001-82 ZA, 6.50%, 1/25/32	12,704	14,404

2009-30 AG, 6.50%, 5/25/39	36,811	43,377

2013-28 WD, 6.50%, 5/25/42	37,531	45,203

2004-T1 1A2, 6.50%, 1/25/44	59,735	69,778

2004-W9 2A1, 6.50%, 2/25/44	34,666	40,454

2010-108 AP, 7.00%, 9/25/40	1,155	1,354

2004-T3 1A3, 7.00%, 2/25/44	6,543	7,774

1993-21 KA, 7.70%, 3/25/23	9,950	10,357

Freddie Mac:

4293 BA, 5.27%, 10/15/47 [1]	11,878	13,720

2122 ZE, 6.00%, 2/15/29	47,141	53,797

2126 C, 6.00%, 2/15/29	29,163	32,905

2485 WG, 6.00%, 8/15/32	30,006	34,638

2480 Z, 6.00%, 8/15/32	29,107	33,308

2575 QE, 6.00%, 2/15/33	14,315	16,432

2980 QA, 6.00%, 5/15/35	15,249	17,401

2283 K, 6.50%, 12/15/23	2,601	2,740

2357 ZJ, 6.50%, 9/15/31	18,140	20,654

Name of Issuer	Principal Amount ($)	Fair Value ($)

4520 HM, 6.50%, 8/15/45	20,608	24,572

3704 CT, 7.00%, 12/15/36	13,225	15,984

2238 PZ, 7.50%, 6/15/30	11,393	13,521

Government National Mortgage Association:

2021-27 CW, 5.00%, 2/20/51 [1]	171,354	204,531

2021-104 HT, 5.50%, 6/20/51	200,000	238,125

2021-86 WB, 5.52%, 5/20/51 [1]	198,839	231,442

2021-27 AW, 5.96%, 2/20/51 [1]	244,802	299,476

2015-80 BA, 6.99%, 6/20/45 [1]	18,361	21,153

2018-147 AM, 7.00%, 10/20/48	62,483	68,946

2018-160 DA, 7.00%, 11/20/48	52,131	58,748

2014-69 W, 7.20%, 11/20/34 [1]	21,736	25,337

2013-133 KQ, 7.32%, 8/20/38 [1]	22,466	26,512

2005-74 HA, 7.50%, 9/16/35	5,255	5,597

JP Morgan Mortgage Trust:

2021-3 A4, 2.50%, 7/1/51 1, [4]	188,454	192,981

2021-6 A4, 2.50%, 10/25/51 1, [4]	389,956	399,305

2019-HYB1 A5A, 3.00%, 10/25/49 1, [4]	72,161	73,373

2020-8 A3, 3.00%, 3/25/51 1, [4]	33,731	34,455

2019-8 A4, 3.50%, 3/25/50 1, [4]	1,133	1,133

2019-9 A8, 3.50%, 5/25/50 1, [4]	82,374	82,563

2020-2 A4, 3.50%, 7/25/50 1, [4]	24,956	25,057

New Residential Mortgage Loan Trust:

2018-3A A1, 4.50%, 5/25/58 1, [4]	56,772	61,582

PMT Loan Trust: 2013-J1 A11, 3.50%, 9/25/43 1, [4]	45,112	45,872

Sequoia Mortgage Trust:

2020-4 A5, 2.50%, 11/25/50 1, [4]	76,297	78,464

2019-5 A4, 3.50%, 12/25/49 1, [4]	23,179	23,252

2020-2 A4, 3.50%, 3/25/50 1, [4]	38,857	39,167

Vendee Mortgage Trust:

1994-2 2, 5.39%, 5/15/24 [1]	3,368	3,398

2008-1 B, 6.11%, 3/15/25 [1]	9,175	10,513

Wells Fargo Mortgaged Backed Securities Trust:

2020-5 A3, 2.50%, 9/25/50 1, [4]	59,882	60,629

2020-2 A17, 3.00%, 12/25/49 1, [4]	52,487	52,853

2020-2 A3, 3.00%, 12/25/49 1, [4]	36,649	37,035

		3,018,654

Corporate Bonds - 12.0%

American Airlines, 3.20%, 6/15/28	78,700	80,293

American Equity Investment Life Holding Co., 5.00%, 6/15/27	75,000	84,894

AXIS Specialty Finance, 3.90%, 7/15/29	100,000	109,233

Baker Hughes a GE Co., LLC, 3.34%, 12/15/27	200,000	218,882

Bank of America Corp., 3 Mo. Libor + 1.04, 3.42%, 12/20/28 [1]	200,000	217,900

Booking Holdings, Inc., 4.63%, 4/13/30	150,000	179,416

British Airways 2013-1 Class A Pass

Through Trust, 4.63%, 6/20/24 [4]	169,098	178,290

See accompanying notes to financial statements.

JUNE 30, 2021	7

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Balanced Fund (Continued)

Name of Issuer	Principal Amount ($)	Fair Value ($)

British Airways 2020-1 Class B Pass Through Trust, 8.38%, 11/15/28 [4]	57,550	66,551

Cabot Corp., 3.40%, 9/15/26	183,000	195,973

Canadian Pacific Railway Co., 7.13%, 10/15/31	100,000	141,794

Charles Stark Draper Laboratory, Inc., 4.39%, 9/1/48	100,000	112,556

CNO Financial Group, Inc., 5.25%, 5/30/29	100,000	118,951

Conagra Brands, Inc., 7.00%, 10/1/28	150,000	200,007

Concho Resources, Inc., 2.40%, 2/15/31	200,000	201,496

ConocoPhillips Co., 6.95%, 4/15/29	125,000	170,380

CVS Pass-Through Trust, 7.51%, 1/10/32 [4]	132,293	167,671

Delta Air Lines 2015-1 Class A Pass Through Trust, 3.88%, 7/30/27	152,209	159,089

Delta Air Lines, Inc./SkyMiles, 4.75%, 10/20/28 [4]	200,000	222,481

Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	23,367	23,468

Doric Nimrod Air Finance Alpha 2012-1 Trust, 5.13%, 11/30/22 [4]	15,982	16,057

Duke Energy Florida, LLC:

2.54%, 9/1/29	50,000	52,730

2.86%, 3/1/33	55,000	58,469

Entergy Louisiana, LLC, 4.95%, 1/15/45	150,000	164,515

Equifax, Inc., 6.90%, 7/1/28	150,000	191,084

Equinor ASA, 7.15%, 11/15/25	150,000	186,773

Fairfax Financial Holdings, Ltd., 7.75%, 7/15/37	150,000	208,048

FedEx Corp. 2020-1 Class AA Pass Through Trust, 1.88%, 2/20/34	291,979	289,997

Flex, Ltd., 4.88%, 5/12/30	200,000	232,316

Fulton Financial Corp. (Subordinated), 4.50%, 11/15/24	72,000	79,242

ITT, LLC, 7.40%, 11/15/25	25,000	30,783

JetBlue Airways, 4.00%, 11/15/32	241,820	266,809

Johnson & Johnson, 3.55%, 3/1/36	150,000	174,849

JPMorgan Chase & Co.:

3 Mo. Libor + 0.95%, 3.51, 1/23/29 [1]	50,000	55,090

8.75%, 9/1/30	100,000	150,320

Lincoln National Corp., 7.00%, 6/15/40	100,000	152,913

Mercury General Corp., 4.40%, 3/15/27	100,000	112,916

Motorola Solutions, Inc., 2.75%, 5/24/31	225,000	229,416

Northern Trust Corp. (Subordinated), 3 Mo. Libor + 1.13, 3.38%, 5/8/32 [1]	150,000	163,187

Polar Tankers, Inc., 5.95%, 5/10/37 [4]	100,000	126,841

Principal Financial Group, Inc., 3 Mo. Libor + 3.04, 3.20%, 5/15/55 [1]	100,000	99,450

Schlumberger Investment SA, 2.65%, 6/26/30	150,000	157,717

Security Benefit Life Insurance Co.

(Subordinated), 7.45%, 10/1/33 [4]	100,000	125,685

Simon Property Group LP, 2.45%, 9/13/29	150,000	154,485

Name of Issuer	Principal Amount ($)	Fair Value ($)

Southwest Airlines Co., 2.63%, 2/10/30	185,000	189,348

Spirit Airlines 2015-1A Trust, 4.10%, 4/1/28	119,691	125,109

Suncor Energy, Inc., 5.35%, 7/15/33	63,000	78,201

Tennessee Gas Pipeline Co., LLC, 7.00%, 10/15/28	213,000	276,231

Truist Bank, (Subordinated), 2.25%, 3/11/30	100,000	101,498

Tyco Intl. Finance, 3.90%, 2/14/26	200,000	213,309

United Airlines 2013-1 Class A Pass Through Trust, 4.30%, 8/15/25	169,471	179,279

United Airlines 2015-1 Class A Pass Through Trust, 3.70%, 12/1/22	125,000	128,689

Unum Group, 7.25%, 3/15/28	25,000	32,119

Webster Financial Corp., 4.38%, 2/15/24	125,000	133,314

WestRock MWV, LLC, 7.95%, 2/15/31	100,000	142,795

		7,928,909

Federal Home Loan Mortgage Corporation - 0.2%

6.50%, 2/1/22	177	178

7.50%, 7/1/29	88,798	102,749

8.00%, 2/1/34	10,407	12,200

8.50%, 9/1/24	2,939	2,971

		118,098

Federal National Mortgage Association - 0.6%

5.50%, 10/1/33	52,128	58,566

6.50%, 2/1/24	8,873	9,211

6.50%, 9/1/27	29,766	33,355

6.50%, 6/1/40	87,050	99,735

7.00%, 1/1/32	9,877	10,758

7.00%, 3/1/33	15,840	17,722

7.00%, 12/1/38	28,309	31,310

8.00%, 6/1/24	5,957	6,329

8.00%, 1/1/31	8,255	8,348

8.00%, 2/1/31	16,872	20,600

8.00%, 9/1/37	40,293	46,191

8.43%, 7/15/26	2,169	2,205

8.50%, 10/1/30	21,512	25,185

10.00%, 6/1/31	22,195	24,644

		394,159

Government National Mortgage Association - 0.2%

5.00%, 5/20/48	51,191	55,984

5.75%, 12/15/22	7,777	7,889

6.50%, 11/20/38	14,654	16,685

7.00%, 12/15/24	6,247	6,617

7.00%, 11/20/27	9,140	10,285

7.00%, 9/20/29	24,399	27,887

7.00%, 9/20/38	9,097	10,850

See accompanying notes to financial statements.

8	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Principal Amount ($)	Fair Value ($)

7.50%, 4/20/32	17,615	19,692

8.00%, 7/15/24	2,317	2,402

		158,291

Taxable Municipal Securities - 8.2%

Bucks Co. Industrial Dev. Auth., 4.00%, 10/1/21	30,000	30,035

Chino Public Fin. Auth., 1.99%, 9/1/27	150,000	154,323

Colorado Educ. & Cultural Fac. Auth., 3.97%, 3/1/56	205,000	222,931

Coventry Local Sch. Dist., 2.20%, 11/1/29	200,000	201,820

Essex Co. Impt. Auth., 3.97%, 8/1/30 [4]	200,000	199,554

GBG, LLC, 3.50%, 6/1/37 4, [9]	150,000	154,722

Great Lakes Water Auth. Sewage Disposal System, 3.51%, 7/1/44	150,000	160,059

Kentucky Higher Edu. Student Loan Corp. (Subordinated), 5.27%, 6/1/36	100,000	102,419

LaGrange Co. Regional Utility Dist., 2.98%, 1/1/40	230,000	221,508

Louisiana State Trans. Auth., 1.45%, 2/15/27	300,000	296,664

Madison Co. Comm. Sch. Dist. No. 7, 1.90%, 12/1/30	150,000	146,292

Massachusetts Edu. Auth.:

4.00%, 1/1/32	70,000	71,872

4.41%, 7/1/34	40,000	43,818

MN Hsg. Fin. Agy.:

2.31%, 1/1/27	175,000	175,621

4.73%, 1/1/49	70,000	72,399

Morongo Band of Indians, 7.00%, 10/1/39 [4]	200,000	262,850

NJ Higher Edu. Student Assit. Auth., 3.50%, 12/1/39 [8]	100,000	108,229

NJ Turnpike Auth., 1.71%, 1/1/29	200,000	199,812

No. Dakota Hsg. Fin. Agy., 3.70%, 7/1/33	100,000	104,878

NY City Hsg. Dev. Corp., 2.65%, 11/1/36	100,000	100,404

NY Mortgage Agency, 2.98%, 10/1/40	150,000	147,848

NY State Dormitory Auth., 2.69%, 7/1/35	200,000	197,332

Oregon State Fac. Auth.:

2.68%, 7/1/31	350,000	355,436

3.29%, 10/1/40	100,000	100,155

Public Fin. Auth., 4.23%, 7/1/32	105,000	122,342

So. Dakota Hsg. Dev. Auth., 3.89%, 5/1/32	15,000	15,361

South Carolina Ports Auth., 3.88%, 7/1/55	150,000	157,179

South Carolina Student Loan Corp., 2.92%, 12/1/28	200,000	194,210

Texas Children’s Hospital, 3.37%, 10/1/29 [17]	115,000	126,200

Texas Trans. Comm. State Highway, 5.18%, 4/1/30	150,000	185,121

Tulane University, 0.46%, 2/15/36 [1]	85,000	79,257

Utah Charter Sch. Fin. Auth., 2.40%, 10/15/27	205,000	201,904

Name of Issue	Principal Amount ($)/ Quantity	Fair Value ($)

WA State Hsg. Fin. Comm., 3.50%, 7/1/24 [4]	250,000	249,420

Warren Consol. Schools, 1.85%, 5/1/31	250,000	246,232

		5,408,207

U.S. Treasury / Federal Agency Securities - 4.6%

U.S. Treasury Bond, 2.00%, 2/15/50	450,000	442,354

U.S. Treasury Inflation Indexed Bonds:

0.13%, 1/15/23	2,082,546	2,175,772

0.13%, 1/15/30	103,797	113,993

0.13%, 7/15/30	104,159	114,983

U.S. Treasury Strip, 2.18%, 8/15/47	300,000	171,774

		3,018,876

Total Bonds (cost: $20,225,615)		20,659,072

Investment Companies - 3.0%

BlackRock Enhanced Government Fund	4,886	63,225

BlackRock Income Trust	23,300	147,722

DoubleLine Opportunistic Credit Fund	10,411	208,845

Eaton Vance Short Duration Div. Inc. Fund	14,000	185,780

Eaton Vance, Ltd. Duration Inc. Fund	15,700	208,182

Franklin, Ltd. Duration, Income Trust	5,700	52,497

MFS Intermediate Income Trust	24,500	91,630

Nuveen Multi-Market Income Fund, Inc.	3,953	29,504

Nuveen Preferred & Income Securities Fund	10,400	103,584

Putnam Master Intermediate Income Trust	67,300	281,987

Putnam Premier Income Trust	95,775	446,312

WA Inflation-Linked Opp. & Inc. Fund	209	2,740

WA Inflation-Linked Sec. & Inc. Fund	10,953	153,342

Total Investment Companies (cost: $1,835,608)		1,975,350

Short-Term Securities - 1.1%
Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	721,247	721,247
(cost: $721,247)

Total Investments in Securities - 99.7% (cost: $45,053,214)		66,054,443

Other Assets and Liabilities, net - 0.3%		188,107

Total Net Assets - 100.0%		$66,242,550

*	Non-income producing security.

[1]

Variable rate security. Rate disclosed is as of June 30, 2021. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

[4]

144A Restricted Security. The total value of such securities as of June 30, 2021 was $3,556,943 and represented 5.4% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

See accompanying notes to financial statements.

JUNE 30, 2021	9

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Balanced Fund (Continued)

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At June 30, 2021, 0.2% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such security as of June 30, 2021 was $154,722 and represented 0.2% of net assets. This security has been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[14]	Step Coupon: A bond that pays a coupon rate that increases on a specified date(s). Rate disclosed is as of June 30, 2021.

[17]

Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

ADR — American Depositary Receipt

LLC — Limited Liability Company

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	42,698,774	—	—	42,698,774
Asset-Backed Securities	—	613,878	—	613,878
Collateralized Mortgage Obligations	—	3,018,654	—	3,018,654
Corporate Bonds	—	7,928,909	—	7,928,909
Federal Home Loan Mortgage Corporation	—	118,098	—	118,098
Federal National Mortgage Association	—	394,159	—	394,159
Government National Mortgage Association	—	158,291	—	158,291
Taxable Municipal Securities	—	5,408,207	—	5,408,207
U.S. Treasury / Federal Agency Securities	—	3,018,876	—	3,018,876
Investment Companies	1,975,350	—	—	1,975,350
Short-Term Securities	721,247	—	—	721,247

Total:	45,395,371	20,659,072	—	66,054,443

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

10	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2021	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

The Sit Dividend Growth Fund Class I posted a +38.13% return during the 12-month period ending June 30, 2021, compared to the +40.79% return for the S&P 500® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.87% as of 6/30/21, compared to 1.37% for the S&P 500® Index.

Factors that Influenced the Fund’s Performance

Although the Fund posted strong absolute returns over the 12-month period, it underperformed the S&P500® Index. The main reason for the underperformance was the exceptional returns for non-dividend-paying stocks during the COVID-19 outbreak and subsequent re-opening. The three key sectors that led to underperformance during the period were utilities, health technology, and energy minerals. The Fund has maintained an overweight position in the utilities sector, as valuations and high dividend yields appeared attractive. However, with investors rotating into more highly cyclical sectors and away from stay-at-home beneficiaries, the sector lagged the overall market. In the energy minerals sector, the Fund’s performance was negatively affected by not owning energy securities that benefited from a strong rebound in commodity prices. An underweight position in the technology services sector also weighed on performance. This sector contains many companies that profited from increased technology investment during the pandemic. Unfortunately, many of these companies do not pay dividends. The Fund was helped by a large overweight position and stock selection in the electronic technology sector, where many companies were beneficiaries of increased technology spending. Finally, stock selection in the producer manufacturing sector and an underweight position and strong stock selection in the retail trade sector offset some underperformance.

Outlook and Positioning

We believe dividend-paying stocks remain compelling. While dividend payers benefitted from the broadening stock market that began late last summer, the more defensive lower beta stocks within the dividend-paying universe have lagged. The overall weighting of defensive sectors in the S&P 500® Index is at an historic low, so we see the potential for mean reversion in the months ahead. We also expect sentiment to improve for stable, low volatility stocks as market volatility accelerates. Additionally, dividend-paying stocks offer downside protection if the stock market pulls back. As year-over-year

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

comparisons become increasingly difficult for higher beta cyclical companies and the global economy normalizes, we expect better relative earnings growth and growing dividends to ignite investor enthusiasm for stable dividend-paying growth stocks. Current high stock market valuations, already low interest rates, and peaking economic growth imply a somewhat muted outlook for equity returns, raising the appeal of total return strategies. We continue to emphasize attractively valued, high-quality growth companies that are committed to returning capital to shareholders. Although the current yields of our dividend-based portfolios are above benchmark yields, we anticipate double-digit dividend growth in 2021 in our dividend growth strategies. Our favorite sectors include electronic technology and health technology, which should benefit from secular trends, many of which accelerated during the pandemic. We also remain positive on the outlook for industrials, especially with the potential for fiscal policy to drive increased infrastructure spending.

Roger J. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

12	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021
	Sit Dividend Growth Fund		S&P 500®
	Class I	Class S	Index 1

One Year	38.13%	37.87%	40.79%

Five Year	14.99	14.71	17.65

Ten Year	12.76	12.48	14.84

Since Inception - Class I (12/31/03)	10.69	n/a	10.24

Since Inception - Class S (3/31/06)	n/a	10.24	10.43

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:

Net Asset Value 6/30/21:	$17.37 Per Share

Net Asset Value 6/30/20:	$13.48 Per Share

Total Net Assets:	$207.4 Million

Class S:

Net Asset Value 6/30/21:	$17.27 Per Share

Net Asset Value 6/30/20:	$13.40 Per Share

Total Net Assets:	$31.3 Million

Weighted Average Market Cap:	$382.5 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Broadcom, Inc.

  4. Johnson & Johnson

  5. Applied Materials, Inc.

  6. Analog Devices, Inc.

  7. Medtronic, PLC

  8. Procter & Gamble Co.

  9. Morgan Stanley

10. PepsiCo, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	13

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.4%

Communications - 2.9%

American Tower Corp.	12,700	3,430,778

Verizon Communications, Inc.	61,075	3,422,032

		6,852,810

Consumer Durables - 1.3%

Activision Blizzard, Inc.	32,725	3,123,274

Consumer Non-Durables - 5.7%

Mondelez International, Inc.	42,175	2,633,407

NIKE, Inc.	16,300	2,518,187

PepsiCo, Inc.	27,925	4,137,647

Procter & Gamble Co.	31,575	4,260,415

		13,549,656

Consumer Services - 3.0%

McDonald’s Corp.	13,750	3,176,112

Visa, Inc.	17,100	3,998,322

		7,174,434

Electronic Technology - 17.6%

Analog Devices, Inc.	26,000	4,476,160

Apple, Inc.	89,325	12,233,952

Applied Materials, Inc.	38,875	5,535,800

Broadcom, Inc.	13,000	6,198,920

Garmin, Ltd.	13,225	1,912,864

Marvell Technology, Inc.	33,500	1,954,055

Qualcomm, Inc.	14,975	2,140,377

Skyworks Solutions, Inc.	19,450	3,729,538

TE Connectivity, Ltd.	28,615	3,869,034

		42,050,700

Finance - 17.2%

American Financial Group, Inc.	13,175	1,643,186

Ameriprise Financial, Inc.	13,800	3,434,544

Aon, PLC	11,225	2,680,081

BlackRock, Inc.	2,915	2,550,538

Chubb, Ltd.	18,575	2,952,310

Everest Re Group, Ltd.	13,065	3,292,511

Goldman Sachs Group, Inc.	6,575	2,495,410

JPMorgan Chase & Co.	26,175	4,071,259

M&T Bank Corp.	28,250	4,105,008

MetLife, Inc.	63,300	3,788,505

Morgan Stanley	46,200	4,236,078

Realty Income Corp.	48,725	3,251,906

STORE Capital Corp.	73,075	2,521,818

		41,023,154

Health Services - 1.4%

UnitedHealth Group, Inc.	8,725	3,493,839

Name of Issuer	Quantity	Fair Value ($)

Health Technology - 11.9%

Abbott Laboratories	28,675	3,324,293

AbbVie, Inc.	33,225	3,742,464

Agilent Technologies, Inc.	16,200	2,394,522

AstraZeneca, PLC, ADR	44,650	2,674,535

Bristol-Myers Squibb Co.	39,625	2,647,742

Johnson & Johnson	37,050	6,103,617

Medtronic, PLC	35,375	4,391,099

Zimmer Biomet Holdings, Inc.	19,445	3,127,145

		28,405,417

Industrial Services - 1.7%

Jacobs Engineering Group, Inc.	15,625	2,084,687

TC Energy Corp.	39,350	1,948,612

		4,033,299

Non-Energy Minerals - 1.6%

BHP Group, Ltd., ADR	52,425	3,818,113

Process Industries - 1.4%

Air Products & Chemicals, Inc.	11,575	3,329,896

Producer Manufacturing - 8.0%

Carlisle Cos, Inc.	11,750	2,248,715

Deere & Co.	2,575	908,228

Dover Corp.	15,775	2,375,715

Eaton Corp., PLC	18,250	2,704,285

Honeywell International, Inc.	10,000	2,193,500

Parker-Hannifin Corp.	9,725	2,986,645

Raytheon Technologies Corp.	35,875	3,060,496

Siemens AG, ADR	32,300	2,572,340

		19,049,924

Retail Trade - 6.1%

CVS Health Corp.	33,250	2,774,380

Dollar General Corp.	9,725	2,104,393

Home Depot, Inc.	11,900	3,794,791

Target Corp.	15,800	3,819,492

TJX Cos., Inc.	29,700	2,002,374

		14,495,430

Technology Services - 12.3%

Accenture, PLC	11,650	3,434,304

Alphabet, Inc. - Class A *	1,600	3,906,864

Facebook, Inc. *	8,450	2,938,149

Genpact, Ltd.	29,275	1,329,963

Microsoft Corp.	53,250	14,425,425

Oracle Corp.	44,100	3,432,744

		29,467,449

See accompanying notes to financial statements.

14	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Transportation - 2.7%

FedEx Corp.	11,125	3,318,921

Union Pacific Corp.	13,950	3,068,024

		6,386,945

Utilities - 4.6%

Alliant Energy Corp.	43,375	2,418,590

Dominion Energy, Inc.	23,500	1,728,895

Entergy Corp.	39,050	3,893,285

NextEra Energy, Inc.	40,875	2,995,320

		11,036,090

Total Common Stocks (cost: $162,006,759)		237,290,430

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 0.5%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	1,136,759	1,136,759
(cost: $1,136,759)

Total Investments in Securities - 99.9% (cost: $163,143,518)		238,427,189

Other Assets and Liabilities, net - 0.1%		245,469

Total Net Assets - 100.0%		$238,672,658

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	237,290,430	—	—	237,290,430
Short-Term Securities	1,136,759	—	—	1,136,759
Total:	238,427,189	—	—	238,427,189

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

Fund Performance

Sit Global Dividend Growth Fund Class I shares provided a return of +34.61% during the 12-month period ending June 30, 2021, compared to the return of the MSCI World Index of +39. 04%. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.75%, compared to a 1.65% dividend yield for the MSCI World Index.

Factors that Influenced the Fund’s Performance

Although the Fund posted strong absolute returns over the 12-month period, it underperformed the MSCI World Index®. This was primarily due to the exceptional returns of non-dividend-paying stocks during the period. Also, more defensive lower beta stocks, largely the Fund’s makeup, lagged within the dividend-paying universe. The Fund’s performance was hurt by its underweight in the automobiles & components (not owning Tesla) sector and its stock selection in the media & entertainment (not owning Walt Disney) and capital goods (Lockheed Martin) sectors. Contributing favorably to performance during the period were the Fund’s holdings in the technology hardware & equipment (Logitech International), household & personal care products (not owning Procter & Gamble), and diversified financials (Partners Group, T. Rowe Price Group, and Goldman Sachs Group) sectors.

Geographically, the Fund’s exposure to the United Kingdom, North America, and Euroland regions negatively impacted performance, while holdings in the Non-Euroland region (Logitech International, Partners Group) added value during the period.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate term. With equity valuations fair across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the reflationary economic backdrop. Based on current stock valuations, we think technology and financial stocks offer the most compelling investment opportunities on each side of the barbell. Technology valuation multiples have contracted in many cases as company earnings have grown faster than underlying stock price appreciation, presenting attractive investment opportunities throughout the sector. The financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates upend the broader equity market.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

In international portfolios, we prefer equities in China, South Korea, India, and Europe over the intermediate term. While emerging market central banks will tighten to counter rising inflation, we do not believe policy will become overly restrictive. Moreover, despite a resurgence in the coronavirus outbreak, we expect the pace of vaccinations to accelerate, leading to the easing of pandemic restrictions. We remain somewhat cautious on Chinese equities near-term given weakening earnings revisions and the government crackdown on monopolistic behavior. However, MSCI China earnings are expected to grow double digits in 2021 amidst a post-COVID-19 recovery. Longer-term, we remain optimistic on structural trends, such as consumption and digitization of the economy. In South Korea, we own a broad portfolio of stocks in technology, financials, ecommerce, and electric vehicle battery manufacturers. India holdings focus on the consumer, financial, energy, information services, and industrial sectors.

Roger J. Sit             Raymond E. Sit

Kent L. Johnson

Portfolio Managers

Information on this page is unaudited.

16	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS
as of June 30, 2021

	Sit Global
	Dividend		MSCI
	Growth Fund		World
	Class I	Class S	Index 1
One Year	34.61%	34.32%	39.04%
Five Year	12.94	12.66	14.83
Ten Year	9.37	9.11	10.65

Since Inception (9/30/08)	10.09	9.81	9.79

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY
Class I:
Net Asset Value 6/30/21:	$22.47 Per Share
Net Asset Value 6/30/20:	$16.87 Per Share
Total Net Assets:	$41.5 Million
Class S:
Net Asset Value 6/30/21:	$22.45 Per Share
Net Asset Value 6/30/20:	$16.85 Per Share
Total Net Assets:	$4.1 Million
Weighted Average Market Cap:	$409.7 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Applied Materials, Inc.

  4. Logitech International SA

  5. JPMorgan Chase & Co.

  6. Johnson & Johnson

  7. Alphabet, Inc. - Class A

  8. Partners Group Holding AG

  9. Accenture, PLC

10. Atlassian Corp., PLC

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	17

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Global Dividend Growth Fund

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.0%

Asia - 7.5%

Australia - 4.2%

Atlassian Corp., PLC *	3,925	1,008,176

BHP Group, Ltd., ADR	6,150	447,904

Macquarie Group, Ltd.	3,900	457,527

		1,913,607

Japan - 2.3%

Astellas Pharma, Inc.	29,900	520,649

Recruit Holdings Co., Ltd.	10,800	531,761

		1,052,410

Singapore - 1.0%

Singapore Technologies Engineering, Ltd.	158,600	456,445

Europe - 31.2%

France - 1.4%

Faurecia SE	9,175	450,075

Safran SA, ADR	4,900	170,128

		620,203

Germany - 5.1%

adidas AG *	1,385	515,507

Allianz SE, ADR	35,000	874,650

Muenchener Rueckversicherungs AG	650	178,002

Siemens AG	4,350	689,214

Siemens Energy AG *	1,600	48,227

		2,305,600

Ireland - 5.3%

Accenture, PLC	3,675	1,083,353

Linde, PLC	700	202,370

Medtronic, PLC	4,575	567,895

Trane Technologies, PLC	2,950	543,213

		2,396,831

Spain - 1.6%

Iberdrola SA	60,400	736,246

Sweden - 0.5%

Telefonaktiebolaget LM Ericsson, ADR	19,250	242,165

Switzerland - 8.7%

Chubb, Ltd.	1,750	278,145

Logitech International SA	9,625	1,163,855

Lonza Group AG	950	673,342

Nestle SA	6,075	756,511

Partners Group Holding AG	725	1,098,176

		3,970,029

United Kingdom - 8.6%

AstraZeneca, PLC, ADR	15,400	922,460

BAE Systems, PLC	74,675	539,215

Diageo, PLC, ADR	4,225	809,890

Name of Issuer	Quantity	Fair Value ($)

HomeServe, PLC	33,725	445,758

London Stock Exchange Group, PLC	6,875	757,962

RELX, PLC	17,550	467,807

		3,943,092

North America - 60.3%

United States - 60.3%

Abbott Laboratories	7,400	857,882

AbbVie, Inc.	3,975	447,744

Alphabet, Inc. - Class A *	450	1,098,805

Apple, Inc.	19,200	2,629,632

Applied Materials, Inc.	8,175	1,164,120

Arthur J Gallagher & Co.	3,775	528,802

Bank of America Corp.	16,300	672,049

Broadcom, Inc.	1,825	870,233

Constellation Brands, Inc.	2,750	643,198

CVS Health Corp.	7,600	634,144

Euronet Worldwide, Inc. *	2,800	378,980

FedEx Corp.	1,950	581,744

Goldman Sachs Group, Inc.	1,400	531,342

Home Depot, Inc.	2,550	813,170

Honeywell International, Inc.	3,200	701,920

Johnson & Johnson	6,925	1,140,824

JPMorgan Chase & Co.	7,350	1,143,219

Lockheed Martin Corp.	1,565	592,118

McDonald’s Corp.	1,860	429,641

Microsoft Corp.	11,675	3,162,758

Mondelez International, Inc.	7,100	443,324

Otis Worldwide Corp.	3,875	316,859

PepsiCo, Inc.	5,775	855,682

salesforce.com, Inc. *	400	97,708

Scotts Miracle-Gro Co.	2,675	513,386

Sherwin-Williams Co.	2,400	653,880

Starbucks Corp.	6,000	670,860

T Rowe Price Group, Inc.	4,250	841,372

Thermo Fisher Scientific, Inc.	1,175	592,752

Union Pacific Corp.	4,050	890,716

UnitedHealth Group, Inc.	1,625	650,715

Verizon Communications, Inc.	11,200	627,536

Waste Management, Inc.	5,100	714,561

WEC Energy Group, Inc.	6,150	547,043

		27,438,719

Total Common Stocks (cost: $24,790,000)		45,075,347

See accompanying notes to financial statements.

18	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities - 0.9%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	423,155	423,155

(cost: $423,155)

Total Investments in Securities - 99.9% (cost: $25,213,155)		45,498,502

Other Assets and Liabilities, net - 0.1%		55,715

Total Net Assets - 100.0%		$45,554,217

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Australia	1,913,607	—	—	1,913,607
France	620,203	—	—	620,203
Germany	2,305,600	—	—	2,305,600
Ireland	2,396,831	—	—	2,396,831
Japan	1,052,410	—	—	1,052,410
Singapore	456,445	—	—	456,445
Spain	736,246	—	—	736,246
Sweden	242,165	—	—	242,165
Switzerland	3,970,029	—	—	3,970,029
United Kingdom	3,943,092	—	—	3,943,092
United States	27,438,719	—	—	27,438,719
Short-Term Securities	423,155	—	—	423,155

Total:	45,498,502	—	—	45,498,502

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	19

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

Fund Performance

The Sit Large Cap Growth Fund’s return was +41.12% during the 12-month period ending June 30, 2021, compared to a +42.50% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +40.79%.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the period; however, it lagged the Russell 1000® Growth Index due to several factors. The largest detractor to relative performance over the 12-month period was the Fund’s stock selection and underweight position in the consumer durables sector, where the group dramatically outperformed the market (+175%) as many companies here benefitted from improving consumer spending as the economy reopened. As for stock selection in the sector, while YETI Holdings performed well (+115%), not owning Tesla, which was up nearly +215% during the last twelve months, was a key contributor to underperformance.

Stock selection in the technology services sector was also detrimental to performance as underperforming individual securities, such as Autodesk and Splunk, combined with a smaller than benchmark positions in Alphabet Class A, Square, and Pinterest, detracted from returns. Countering this was strong stock selection in the finance sector. Key holdings here included Goldman Sachs, T. Rowe Price, and JPMorgan Chase. The Fund also benefitted from its underweight position in the health technology sector, where COVID-19 related declines in elective procedures weighed on investor sentiment over the prior 12-month period. Finally, stock selection in the consumer non-durables sector and an underweight position in the retail trade sector added to returns.

Outlook and Positioning

During the first half of 2021, large capitalization stocks posted some of their best absolute returns in recent history. Stock performance during this period was largely driven by accelerating earnings, albeit due to depressed year-over-year comparisons from COVID-19-related shutdowns in 2020. Earnings were better than expected across the majority of large capitalization stocks as economic activity began to accelerate with COVID disruptions dissipating. Earnings are now estimated to grow +37% in 2021, with consensus estimates also implying roughly +12% earnings growth in 2022. We anticipate another round of robust corporate earnings reports for the June quarter, but

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

think the magnitude and scope of upward earnings revisions may have peaked. Therefore, our focus is on a shift back to earnings quality and sustainability, especially as market multiples begin to contract in anticipation of rising interest rates and moderating excess liquidity. Investors traditionally rotate away from value and into quality and secular growth stocks as economic momentum slows and the cycle matures. Given the reflationary backdrop, we also expect investors will reward companies with pricing power. Within this backdrop, the Fund looks to maintain a “barbell” strategy of balancing early cyclical companies, which are likely to be major beneficiaries of an uptick in economic activity (such as industrials and financials), with stable, long-term earnings growers, which should post above-average growth, regardless of market conditions. This includes sectors with large, secular growth tailwinds, such as companies in the technology sector.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021

	Sit Large Cap Growth Fund	Russell 1000® Growth Index 1	Russell 1000® Index 2

One Year	41.12%	42.50%	43.07%
Five Year	21.81	23.66	17.99
Ten Year	15.73	17.87	14.90
Since Inception 3	11.18	12.43	12.39
(9/2/82)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$63.04 Per Share
Net Asset Value 6/30/20:	$47.07 Per Share
Total Net Assets:	$177.1 Million
Weighted Average Market Cap:	$732.3 Billion

TOP 10 HOLDINGS

  1. Apple, Inc.

  2. Microsoft Corp.

  3. Amazon.com, Inc.

  4. Alphabet, Inc.

  5. Facebook, Inc.

  6. PayPal Holdings, Inc.

  7. Applied Materials, Inc.

  8. Visa, Inc.

  9. NVIDIA Corp.

10. UnitedHealth Group, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	21

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Large Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.7%

Communications - 1.6%

American Tower Corp.	8,100	2,188,134

Verizon Communications, Inc.	12,025	673,761

		2,861,895

Consumer Durables - 1.6%

YETI Holdings, Inc. *	30,700	2,818,874

Consumer Non-Durables - 5.3%

Constellation Brands, Inc.	7,425	1,736,633

Estee Lauder Cos., Inc. - Class A	8,700	2,767,296

Mondelez International, Inc.	17,900	1,117,676

NIKE, Inc.	11,300	1,745,737

PepsiCo, Inc.	13,125	1,944,731

		9,312,073

Consumer Services - 4.7%

McDonald’s Corp.	6,650	1,536,084

Starbucks Corp.	17,400	1,945,494

Visa, Inc.	20,700	4,840,074

		8,321,652

Electronic Technology - 18.9%

Apple, Inc.	132,300	18,119,808

Applied Materials, Inc.	35,300	5,026,720

Broadcom, Inc.	7,800	3,719,352

Keysight Technologies, Inc. *	7,875	1,215,979

NVIDIA Corp.	5,675	4,540,568

Qualcomm, Inc.	6,325	904,032

		33,526,459

Finance - 3.6%

Aon, PLC	5,975	1,426,591

Chubb, Ltd.	5,050	802,647

Goldman Sachs Group, Inc.	5,150	1,954,579

JPMorgan Chase & Co.	4,900	762,146

T Rowe Price Group, Inc.	7,400	1,464,978

		6,410,941

Health Services - 2.7%

HCA Healthcare, Inc.	2,200	454,828

UnitedHealth Group, Inc.	10,825	4,334,763

		4,789,591

Health Technology - 8.2%

Abbott Laboratories	15,500	1,796,915

AbbVie, Inc.	14,825	1,669,888

Bristol-Myers Squibb Co.	5,675	379,203

Dexcom, Inc. *	6,275	2,679,425

Intuitive Surgical, Inc. *	1,925	1,770,307

Johnson & Johnson	9,400	1,548,556

Name of Issuer	Quantity	Fair Value ($)

Medtronic, PLC	15,825	1,964,357

Thermo Fisher Scientific, Inc.	5,250	2,648,468

		14,457,119

Process Industries - 1.9%

Ecolab, Inc.	4,325	890,820

Linde, PLC	2,650	766,115

Sherwin-Williams Co.	6,525	1,777,736

		3,434,671

Producer Manufacturing - 3.1%

Honeywell International, Inc.	8,425	1,848,024

Northrop Grumman Corp.	2,700	981,261

Siemens AG, ADR	15,950	1,270,242

Trane Technologies, PLC	7,900	1,454,706

		5,554,233

Retail Trade - 8.8%

Amazon.com, Inc. *	3,150	10,836,504

Home Depot, Inc.	8,425	2,686,648

Netflix, Inc. *	1,475	779,110

TJX Cos., Inc.	18,075	1,218,616

		15,520,878

Technology Services - 35.4%

Accenture, PLC	10,200	3,006,858

Adobe, Inc. *	6,725	3,938,429

Alphabet, Inc. - Class A *	625	1,526,119

Alphabet, Inc. - Class C *	3,675	9,210,726

Atlassian Corp., PLC *	10,375	2,664,922

Autodesk, Inc. *	6,900	2,014,110

DocuSign, Inc. *	2,075	580,108

Dynatrace, Inc. *	12,550	733,171

Facebook, Inc. *	20,425	7,101,977

Intuit, Inc.	6,100	2,990,037

Microsoft Corp.	58,900	15,956,010

Paycom Software, Inc. *	2,500	908,675

PayPal Holdings, Inc. *	17,600	5,130,048

Pinterest, Inc. *	2,850	225,008

RingCentral, Inc. *	600	174,348

salesforce.com, Inc. *	15,225	3,719,011

ServiceNow, Inc. *	2,275	1,250,226

Splunk, Inc. *	8,100	1,171,098

Twilio, Inc. *	775	305,474

		62,606,355

Transportation - 2.4%

FedEx Corp.	6,700	1,998,811

Union Pacific Corp.	10,150	2,232,290

		4,231,101

See accompanying notes to financial statements.

22	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Utilities - 0.5%

NextEra Energy, Inc.	13,100	959,968

Total Common Stocks (cost: $60,340,822)		174,805,810

Short-Term Securities - 1.3%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	2,377,707	2,377,707
(cost: $2,377,707)

Total Investments in Securities - 100.0% (cost: $62,718,529)		177,183,517

Other Assets and Liabilities, net - (0.0%)		(87,076)

Total Net Assets - 100.0%		$177,096,441

*	Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	174,805,810	—	—	174,805,810
Short-Term Securities	2,377,707	—	—	2,377,707

Total:	177,183,517	—	—	177,183,517

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	23

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

Fund Performance

Sit ESG Growth Fund Class I shares provided a return of +31.97% during the 12-month period ending June 30, 2021, compared to the return of the MSCI World Index of +39.04%.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute returns over the period; however, it lagged the MSCI World Index®. The Fund’s relative performance was hurt by its underweights in the automobiles & components (not owning Tesla) and semiconductors (Intel and not owning ASML) sectors and its stock selection in the health care equipment & services sector (Terumo and Baxter). Contributing favorably to performance during the period were the Fund’s holdings in the diversified financials (Goldman Sachs and T. Rowe Price) and technology hardware & equipment sectors (Logitech International and Apple) sectors.

Geographically, the Fund’s stock selection (Ecolab and Verizon Communications, and not owning Tesla) and underweight in the North America region and its stock selection in the Euroland region (Iberdrola and Allianz) negatively impacted performance.

Outlook and Positioning

We remain constructive on U.S. equities over the intermediate term. With equity valuations fair across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the reflationary economic backdrop. Based on current stock valuations, we think technology and financial stocks offer the most compelling investment opportunities on each side of the barbell. Technology valuation multiples have contracted in many cases as strong earnings growth has outpaced underlying equity prices, presenting attractive investment opportunities throughout the sector. On the other side of the barbell, the financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates upend the broader equity market. Banking fundamentals and investor sentiment have benefited from a rebound in interest rates and a sharp improvement in the credit picture, owing to monetary stimulus and an improving labor market.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

For non-U.S. exposure, we prefer equities in China, South Korea, India, and Europe over the intermediate term. While emerging market central banks will tighten to counter rising inflation, we do not believe policy will become overly restrictive. Moreover, despite a resurgence in the coronavirus outbreak, we expect the pace of vaccinations to accelerate, leading to the easing of pandemic restrictions. We remain somewhat cautious on Chinese equities near-term, given weakening earnings revisions and the government crackdown on monopolistic behavior. However, MSCI China earnings are expected to grow double-digits in 2021 amidst a post-COVID-19 recovery. We believe a balanced allocation between growth and cyclical stocks provides an optimal risk/reward profile near-term. Longer-term, we remain optimistic on structural trends, such as consumption and digitization of the economy. In South Korea, we own a broad portfolio of stocks in technology, financials, ecommerce, and electric vehicle battery manufacturers. India holdings focus on the consumer, financial, energy, information services, and industrial sectors.

Roger J. Sit

Ronald D. Sit

Portfolio Managers

Information on this page is unaudited.

24	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021
	Sit ESG
	Growth Fund		MSCI
			World

	Class I	Class S	Index [1]
One Year	31.97%	31.61%	39.04%
Since Inception	13.73	13.45	14.82
(6/30/16)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCIWorld Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/21:	$18.17 Per Share
Net Asset Value 6/30/20:	$13.85 Per Share
Total Net Assets:	$4.8 Million
Class S:
Net Asset Value 6/30/21:	$18.05 Per Share
Net Asset Value 6/30/20:	$13.78 Per Share
Total Net Assets:	$4.3 Million

Weighted Average Market Cap:	$428.8 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Apple, Inc.

  3. Alphabet, Inc. - Class A

  4. Adobe, Inc.

  5. Facebook, Inc.

  6. Home Depot, Inc.

  7. T Rowe Price Group, Inc.

  8. Goldman Sachs Group, Inc.

  9. Allianz SE, ADR

10. salesforce.com, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	25

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit ESG Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.0%

Asia - 9.1%

Japan - 8.1%

Astellas Pharma, Inc.	6,400	111,443

Keyence Corp.	200	100,941

Recruit Holdings Co., Ltd.	3,100	152,635

Shiseido Co., Ltd.	1,100	80,905

Sony Group Corp., ADR	1,925	187,148
Terumo Corp.	2,600	105,362

		738,434

Singapore - 1.0%
Singapore Technologies Engineering, Ltd.	31,200	89,793

Europe - 32.4%

France - 2.0%

Faurecia SE	1,815	89,034
Safran SA, ADR	2,750	95,480
		184,514
Germany - 5.7%

adidas AG, ADR	650	121,407

Allianz SE, ADR	8,800	219,912

Muenchener Rueckversicherungs AG	125	34,231
Siemens AG, ADR	1,775	141,359
		516,909

Ireland - 5.9%

Accenture, PLC	575	169,504

CRH, PLC, ADR	1,200	61,008

Medtronic, PLC	900	111,717
Trane Technologies, PLC	1,065	196,109
		538,338

Spain - 2.2%
Iberdrola SA, ADR	4,050	197,863

Sweden - 1.3%
Telefonaktiebolaget LM Ericsson, ADR	9,475	119,195

Switzerland - 6.9%

Logitech International SA	1,550	187,426

Lonza Group AG	185	131,125

Nestle SA, ADR	1,200	149,688
Novartis AG, ADR	1,800	164,232
		632,471

United Kingdom - 8.4%

AstraZeneca, PLC, ADR	2,950	176,705

BAE Systems, PLC, ADR	3,500	102,445

Coca-Cola Europacific Partners, PLC	2,100	124,572

Diageo, PLC, ADR	785	150,477

HomeServe, PLC	6,525	86,244
RELX, PLC, ADR	4,700	125,349
		765,792

Name of Issuer	Quantity	Fair Value ($)

North America - 56.5%

United States - 56.5%

3M Co.	400	79,452

AbbVie, Inc.	750	84,480

Adobe, Inc. *	450	263,538

Alphabet, Inc. - Class A *	125	305,224

Apple, Inc.	3,600	493,056

Baxter International, Inc.	850	68,425

CVS Health Corp.	1,725	143,934

Ecolab, Inc.	600	123,582

Facebook, Inc. *	700	243,397

FedEx Corp.	375	111,874

Goldman Sachs Group, Inc.	600	227,718

Home Depot, Inc.	745	237,573

Johnson & Johnson	975	160,621

JPMorgan Chase & Co.	1,075	167,205

Lockheed Martin Corp.	185	69,995

Microsoft Corp.	2,000	541,800

NIKE, Inc.	1,200	185,388

NVIDIA Corp.	250	200,025

PepsiCo, Inc.	875	129,649

salesforce.com, Inc. *	850	207,629

Starbucks Corp.	1,600	178,896

T Rowe Price Group, Inc.	1,175	232,615

TJX Cos., Inc.	1,380	93,040

UnitedHealth Group, Inc.	500	200,220

Verizon Communications, Inc.	2,600	145,678

Visa, Inc.	875	204,592
VitalFarms,Inc.*	2,575	51,397
		5,151,003
Total Common Stocks (cost: $5,189,425)		8,934,312

Short-Term Securities - 1.9%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	179,290	179,290
(cost: $179,290)

Total Investments in Securities - 99.9% (cost: $5,368,715)		9,113,602

Other Assets and Liabilities, net - 0.1%		5,823
Total Net Assets - 100.0%		$9,119,425

*	Non-income producing security.

ADR	— American Depositary Receipt
PLC	— Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

See accompanying notes to financial statements.

26	SIT MUTUAL FUNDS ANNUAL REPORT

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks
France	184,514	—	—	184,514
Germany	516,909	—	—	516,909
Ireland	538,338	—	—	538,338
Japan	738,434	—	—	738,434
Singapore	89,793	—	—	89,793
Spain	197,863	—	—	197,863
Sweden	119,195	—	—	119,195
Switzerland	632,471	—	—	632,471
United Kingdom	765,792	—	—	765,792
United States	5,151,003	—	—	5,151,003
Short-Term Securities	179,290	—	—	179,290

Total:	9,113,602	—	—	9,113,602

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	27

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Mid Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $730 million to $61 billion during the 12-month period ended June 30, 2021.

Fund Performance

The Sit Mid Cap Growth Fund’s return during the 12-month period ending June 30, 2021 was +38.99%, compared to a +43.77% return for the Russell Midcap® Growth Index. The Russell Midcap® Index increased +49.80% during the period.

Factors that Influenced the Fund’s Performance

The Fund underperformed its benchmark during the latest 12-month period, mostly due to negative stock selection in three sectors. First, stock selection in the health technology sector weighed on performance. The two main contributors to this were the Fund’s overweight position in Sarepta and Dexcom, combined with not owning Moderna. Second, in the commercial services sector, the Fund’s performance was hurt by its position in Booz Allen Hamilton, which lagged the strong market returns during this time horizon. Not owning Trade Desk and Zebra Technologies in this sector also adversely impacted performance. Finally, stock selection in the technology services sector weighed on performance, although this was partially offset by the Fund’s underweight position in the sector. The Fund’s cash position also negatively impacted performance. On a positive note, strong stock selection in the finance sector, with holdings such as Carlyle Group, First Republic Bank, and American Financial, impacted performance positively. An underweight position and good stock selection in the consumer non-durables sector, where the Fund did not own stay-at-home beneficiaries that lagged during the post-COVID-19 reopening (e.g., Clorox) added to performance. Additionally, strong stock selection in the producer manufacturing and health services sectors added to returns. Strong performers here included Trane Technologies, Carlisle Companies, and Tenet Healthcare.

Outlook and Positioning

With equity valuations fair across most sectors and the market overall, we believe identifying companies that can sustain growth beyond easy pandemic-impacted comparisons will lead to continued stock price appreciation. From a sector standpoint, we advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks levered to the reflationary economic backdrop. Based on current stock valuations, we think technology and financial stocks offer the most compelling investment opportunities on each side of the barbell. Technology valuation multiples have contracted in many cases as equity price appreciation has lagged earn-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

ings growth, presenting attractive investment opportunities throughout the sector. The semiconductor industry is a preferred investment area, based on high demand and constrained supply, leading to extended forward visibility on revenue, pricing, and margins. Semiconductor content is growing in many end markets, including 5G, artificial intelligence, Internet of Things, data center, automotive, and industrial. On the other side of the barbell, the financial sector remains the most attractively valued cyclical group and offers a critical hedge should higher interest rates upend the broader equity market. We also find the producer manufacturing sector attractive, particularly companies with construction exposure that should benefit from increased investment activity and, potentially, a government infrastructure package.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

28	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]

One Year	38.99%	43.77%	49.80%
Five Year	17.03	20.52	15.62
Ten Year	11.96	15.13	13.24
Since Inception (9/2/82)	12.03	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$25.41 Per Share
Net Asset Value 6/30/20:	$19.05 Per Share
Total Net Assets:	$228.2 Million
Weighted Average Market Cap:	$33.5 Billion

TOP 10 HOLDINGS

  1. HubSpot, Inc.

  2. Atlassian Corp., PLC

  3. PTC, Inc.

  4. DexCom, Inc.

  5. Trex Co., Inc.

  6. Applied Materials, Inc.

  7. Skyworks Solutions, Inc.

  8. Align Technology, Inc.

  9. Arista Networks, Inc.

10. Broadcom, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	29

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Mid Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 98.6%

Commercial Services - 1.8%

ASGN, Inc. *	13,525	1,310,978

Booz Allen Hamilton Holding Corp.	34,100	2,904,638

		4,215,616

Consumer Durables - 1.7%

YETI Holdings, Inc. *	42,000	3,856,440

Consumer Non-Durables - 1.1%

Coca-Cola Europacific Partners, PLC	40,700	2,414,324

Consumer Services - 4.0%

Chegg, Inc. *	36,200	3,008,582

Nexstar Media Group, Inc.	20,650	3,053,722

Service Corp. International	22,400	1,200,416

Vail Resorts, Inc. *	5,800	1,835,816

		9,098,536

Electronic Technology - 16.0%

Applied Materials, Inc.	32,575	4,638,680

Arista Networks, Inc. *	12,200	4,420,182

Broadcom, Inc.	9,100	4,339,244

Ciena Corp. *	16,525	940,107

CMC Materials, Inc.	10,825	1,631,760

Garmin, Ltd.	12,700	1,836,928

II-VI, Inc. *	24,500	1,778,455

Keysight Technologies, Inc. *	23,150	3,574,592

Marvell Technology, Inc.	70,975	4,139,972

MKS Instruments, Inc.	15,100	2,687,045

Monolithic Power Systems, Inc.	5,400	2,016,630

Skyworks Solutions, Inc.	23,900	4,582,825

		36,586,420

Finance - 9.0%

Air Lease Corp.	20,300	847,322

American Financial Group, Inc.	7,325	913,574

Ameriprise Financial, Inc.	11,700	2,911,896

Arthur J Gallagher & Co.	18,900	2,647,512

Carlyle Group, Inc.	85,700	3,983,336

First Republic Bank	16,550	3,097,664

Intercontinental Exchange, Inc.	25,300	3,003,110

PROG Holdings, Inc.	37,300	1,795,249

T Rowe Price Group, Inc.	6,350	1,257,110

		20,456,773

Health Services - 4.1%

Encompass Health Corp.	34,050	2,656,922

Teladoc Health, Inc. *	19,775	3,288,385

Tenet Healthcare Corp. *	50,950	3,413,140

		9,358,447

Health Technology - 14.2%

Align Technology, Inc. *	7,500	4,582,500

BioMarin Pharmaceutical, Inc. *	23,500	1,960,840

Name of Issuer	Quantity	Fair Value ($)

Bio-Techne Corp.	1,500	675,390

Cooper Cos, Inc.	4,250	1,684,147

Dexcom, Inc. *	13,050	5,572,350

Exact Sciences Corp. *	29,650	3,685,792

ICU Medical, Inc. *	8,600	1,769,880

Insulet Corp. *	9,600	2,635,296

iRhythm Technologies, Inc. *	14,700	975,345

Jazz Pharmaceuticals, PLC *	5,700	1,012,548

Neurocrine Biosciences, Inc. *	19,700	1,917,204

PerkinElmer, Inc.	6,700	1,034,547

Sarepta Therapeutics, Inc. *	11,400	886,236

Thermo Fisher Scientific, Inc.	8,100	4,086,207

		32,478,282

Industrial Services - 3.2%

Jacobs Engineering Group, Inc.	27,800	3,709,076
Waste Connections, Inc.	29,400	3,511,242

		7,220,318

Non-Energy Minerals - 2.3%
Trex Co., Inc. *	50,200	5,130,942

Process Industries - 2.7%

Darling Ingredients, Inc. *	8,600	580,500

Ecolab, Inc.	10,175	2,095,745
Scotts Miracle-Gro Co.	18,275	3,507,338

		6,183,583

Producer Manufacturing - 7.7%

AGCO Corp.	8,050	1,049,559

AMETEK, Inc.	18,800	2,509,800

Carlisle Cos, Inc.	17,000	3,253,460

Dover Corp.	24,175	3,640,755

Hubbell, Inc.	11,000	2,055,240

Rockwell Automation, Inc.	6,300	1,801,926
Trane Technologies, PLC	17,975	3,309,916

		17,620,656

Retail Trade - 3.1%

TJX Cos., Inc.	55,175	3,719,898
Ulta Beauty, Inc. *	9,700	3,353,969

		7,073,867

Technology Services - 25.5%

Altair Engineering, Inc. *	24,800	1,710,456

ANSYS, Inc. *	10,750	3,730,895

Aspen Technology, Inc. *	19,900	2,737,046

Atlassian Corp., PLC *	22,900	5,882,094

Autodesk, Inc. *	14,800	4,320,120

Booking Holdings, Inc. *	450	984,640

DocuSign, Inc. *	11,050	3,089,248

Dynatrace, Inc. *	65,375	3,819,208

Euronet Worldwide, Inc. *	26,275	3,556,321

Globant SA *	2,600	569,868

GoDaddy, Inc. *	27,075	2,354,442

See accompanying notes to financial statements.

30	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

HubSpot, Inc. *	10,750	6,264,240

nCino, Inc. *	15,400	922,768

Paycom Software, Inc. *	7,600	2,762,372

Pinterest, Inc. *	10,850	856,608

PTC, Inc. *	39,600	5,593,896

RingCentral, Inc. *	5,500	1,598,190

Science Applications International Corp.	25,100	2,202,023

Splunk, Inc. *	20,900	3,021,722

Twilio, Inc. *	5,825	2,295,982

		58,272,139

Transportation - 1.7%

Alaska Air Group, Inc. *	17,300	1,043,363

Knight-Swift Transportation Holdings, Inc.	64,075	2,912,850

		3,956,213

Name of Issuer	Quantity	Fair Value ($)

Utilities - 0.5%

WEC Energy Group, Inc.	12,800	1,138,560

Total Common Stocks (cost: $102,940,387)		225,061,116

Short-Term Securities - 1.8%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	4,118,486	4,118,486
(cost: $4,118,486)

Total Investments in Securities - 100.4% (cost: $107,058,873)		229,179,602

Other Assets and Liabilities, net - (0.4%)		(1,009,033)

Total Net Assets - 100.0%		$228,170,569

*	Non-income producing security.

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	225,061,116	—	—	225,061,116
Short-Term Securities	4,118,486	—	—	4,118,486

Total:	229,179,602	—	—	229,179,602

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	31

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($25.5 billion as of June 30, 2021). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

Fund Performance

The Sit Small Cap Dividend Growth Fund Class I posted a +48.13% return over the last past 12-months ending June 30, 2021, compared to the +62.03% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deducting Fund expenses) was 1.53% as of June 30, 2021, compared to a yield of 0.92% for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

Contributing to the Fund’s underperformance during the 12-month period was its stock selection in the consumer services, producer manufacturing, and retail trade sectors. Many of the best performing stocks in the producer manufacturing sector were non-dividend-paying alternative energy companies with little or no prospect of paying a dividend in the future. Accordingly, our producer manufacturing sector performance was constrained by a dearth of the type of companies that the Fund seeks to own (i.e., cash flow-generating enterprises that pay dividends), among the more speculative constituents in the benchmark. Within the other sectors mentioned, holdings in Strategic Education, Chegg, and Casey’s General Stores also detracted from performance. Significant underperformance of dividend-paying stocks relative to non-dividend- paying stocks also broadly negatively affected performance over the period. Stock selection and a large underweight position in health technology helped to offset some of this underperformance. Key holdings here were Atricure and LeMaitre Vascular. The Fund’s positions in the Finance sector, including Evercore and Piper Sandler, also positively contributed to returns during the period.

Outlook and Positioning

Over the past twelve months small capitalization stocks outperformed their large cap peers, while value closed some of the considerable performance gap with growth that had expanded over the prior decade. However, we believe investors will increasingly rotate into quality growth stocks as economic momentum peaks and year-over-year earnings growth comparisons become more challenging in the second half of 2021. Overall, we believe equity returns in the near to intermediate term will be largely driven by earnings growth and that dividend-paying companies will remain attractive based on our expectation for more muted equity returns. Accordingly, the Fund is over weighted in those sectors where we believe earnings growth will

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

exceed the market average. The Fund’s overweight positions in electronic technology, commercial services, and producer manufacturing should be helped by easy year-ago comparisons and an expected rebound in economic growth in the second half of 2021 as the U.S. economy continues to reopen. Select technology companies should also benefit as U.S. technology capital spending continues to grow, driven by investments in cloud computing and other emerging technologies. Finally, we believe defensive “bond proxy” areas of the market with compelling relative valuations, including REITs and select utilities, provide a good hedge to market risks, including historically elevated valuations and continued COVID-19-related economic disruption from potential supply chain bottlenecks, logistical snags, public resistance, and a new strain. Although valuations, in general, have risen since the beginning of the year, these sectors look attractive due to both their relative valuation and their yield advantage to the market and prevailing U.S. Treasury yields.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

Information on this page is unaudited.

32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021
	Sit Small Cap
	Dividend
	Growth Fund		Russell
			2000®
	Class I	Class S	Index [1]
One Year	48.13%	47.73%	62.03%
Five Year	12.31	12.01	16.47
Since Inception (3/31/15)	9.95	9.67	11.78

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 6/30/21:	$16.73	Per Share
Net Asset Value 6/30/20:	$11.39	Per Share
Total Net Assets:	$17.1	Million
Class S:
Net Asset Value 6/30/21:	$16.72	Per Share
Net Asset Value 6/30/20:	$11.38	Per Share
Total Net Assets:	$5.2	Million

Weighted Average Market Cap:	$6.4	Billion

TOP 10 HOLDINGS

  1. Monolithic Power Systems, Inc.

  2. MKS Instruments, Inc.

  3. Tenet Healthcare Corp.

  4. KBR, Inc.

  5. Evercore Partners, Inc.

  6. Stifel Financial Corp.

  7. Nexstar Media Group, Inc.

  8. Carlyle Group, Inc.

  9. Piper Sandler Cos

10. HCI Group, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	33

SCHEDULE OF INVESTMENTS

June 30, 2021

Sit Small Cap Dividend Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 96.9%

Commercial Services - 4.9%

Booz Allen Hamilton Holding Corp.	3,200	272,576

Brink’s Co.	2,750	211,310

Colliers International Group, Inc.	2,350	263,153

FTI Consulting, Inc. *	1,075	146,856

World Fuel Services Corp.	5,975	189,587

		1,083,482

Communications - 0.5%

Shenandoah Telecommunications Co.	2,250	109,148

Consumer Durables - 5.1%

BRP, Inc.	1,900	148,884

Helen of Troy, Ltd. *	750	171,090

Johnson Outdoors, Inc.	275	33,275

MDC Holdings, Inc.	4,050	204,930

National Presto Industries, Inc.	750	76,238

Thor Industries, Inc.	2,300	259,900

YETI Holdings, Inc. *	2,700	247,914

		1,142,231

Consumer Non-Durables - 1.2%

Sensient Technologies Corp.	3,000	259,680

Consumer Services - 4.3%

Chegg, Inc. *	3,000	249,330

Nexstar Media Group, Inc.	2,550	377,094

Service Corp. International	2,000	107,180

Vail Resorts, Inc. *	700	221,564

		955,168

Electronic Technology - 9.0%

CMC Materials, Inc.	1,850	278,869

II-VI, Inc. *	2,450	177,846

MKS Instruments, Inc.	3,275	582,786

Monolithic Power Systems, Inc.	1,850	690,882

Power Integrations, Inc.	3,400	279,004

		2,009,387

Finance - 29.3%

Air Lease Corp.	1,975	82,436

American Financial Group, Inc.	1,875	233,850

Artisan Partners Asset Management, Inc.	6,300	320,166

Axis Capital Holdings, Ltd.	6,300	308,763

Carlyle Group, Inc.	8,075	375,326

CNO Financial Group, Inc.	14,000	330,680

CubeSmart	5,250	243,180

Donegal Group, Inc.	9,500	138,415

Essential Properties Realty Trust, Inc.	10,050	271,752

Evercore Partners, Inc.	2,800	394,156

H&E Equipment Services, Inc.	8,700	289,449

Hannon Armstrong Sustainable Infrastructure Cap., Inc.	3,475	195,121

Hanover Insurance Group, Inc.	1,275	172,941

Name of Issuer	Quantity	Fair Value ($)

HCI Group, Inc.	3,600	357,948

Hercules Capital, Inc.	13,100	223,486

Old National Bancorp	15,575	274,276

People’s United Financial, Inc.	18,425	315,804

Physicians Realty Trust	11,250	207,788

Piper Sandler Cos	2,875	372,485

PotlatchDeltic Corp.	2,810	149,352

PROG Holdings, Inc.	5,500	264,715

SiriusPoint, Ltd. *	14,550	146,518

Stifel Financial Corp.	6,000	389,160

STORE Capital Corp.	6,225	214,825

Western Alliance Bancorp	2,775	257,659

		6,530,251

Health Services - 3.4%

Encompass Health Corp.	4,200	327,726

Tenet Healthcare Corp. *	6,400	428,736

		756,462

Health Technology - 6.6%

AtriCure, Inc. *	3,500	277,655

Atrion Corp.	160	99,349

Bio-Techne Corp.	325	146,334

Humanigen, Inc. *	6,625	115,142

ICU Medical, Inc. *	975	200,655

iRhythm Technologies, Inc. *	1,200	79,620

LeMaitre Vascular, Inc.	1,600	97,632

Seres Therapeutics, Inc. *	6,800	162,180

STERIS, PLC	1,100	226,930

Vanda Pharmaceuticals, Inc. *	3,225	69,370

		1,474,867

Industrial Services - 4.1%

EMCOR Group, Inc.	2,400	295,656

KBR, Inc.	10,775	411,066

MYR Group, Inc. *	2,400	218,208

		924,930

Non-Energy Minerals - 2.4%

AZEK Co., Inc. *	5,700	242,022

Commercial Metals Co.	3,950	121,344

Eagle Materials, Inc.	1,175	166,979

		530,345

Process Industries - 5.3%

Huntsman Corp.	4,650	123,318

Neenah, Inc.	2,525	126,679

Olin Corp.	7,625	352,732

Scotts Miracle-Gro Co.	1,725	331,062

Silgan Holdings, Inc.	5,800	240,700

		1,174,491

See accompanying notes to financial statements.

34	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Producer Manufacturing - 10.8%

AGCO Corp.	925	120,602

Applied Industrial Technologies, Inc.	2,475	225,374

AZZ, Inc.	2,525	130,744

Belden, Inc.	1,350	68,270

Carlisle Cos, Inc.	1,650	315,777

Crane Co.	3,275	302,512

Hubbell, Inc.	1,525	284,931

Hydrofarm Holdings Group, Inc. *	800	47,288

Lincoln Electric Holdings, Inc.	1,350	177,808

MSA Safety, Inc.	1,700	281,486

Oshkosh Corp.	825	102,828

Rexnord Corp.	5,250	262,710

TPI Composites, Inc. *	1,925	93,208

		2,413,538

Retail Trade - 1.3%

Boot Barn Holdings, Inc. *	1,200	100,860

Casey’s General Stores, Inc.	1,025	199,506

		300,366

Technology Services - 3.5%

Globant SA *	1,625	356,168

ManTech International Corp.	1,800	155,772

Science Applications International Corp.	3,075	269,770

		781,710

Name of Issuer	Quantity	Fair Value ($)

Transportation - 3.4%

Knight-Swift Transportation Holdings, Inc.	6,400	290,944

Marten Transport, Ltd.	8,450	139,340

TFI International, Inc.	3,675	335,123

		765,407

Utilities - 1.8%

Black Hills Corp.	4,000	262,520

Spire, Inc.	1,950	140,926

		403,446

Total Common Stocks (cost: $14,119,640)		21,614,909

Short-Term Securities - 3.0%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	673,339	673,339
(cost: $673,339)

Total Investments in Securities - 99.9% (cost: $14,792,979)		22,288,248

Other Assets and Liabilities, net - 0.1%		12,856

Total Net Assets - 100.0%		$22,301,104

*	Non-income producing security.

PLC - Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	21,614,909	—	—	21,614,909
Short-Term Securities	673,339	—	—	673,339

Total:	22,288,248	—	—	22,288,248

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	35

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($25.5 billion as of June 30, 2021). The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Fund Performance

The Sit Small Cap Growth Fund return was +49.65% over the 12-month period ending June 30, 2021.This compares to the return of +51.36% for the Russell 2000® Growth Index and a +62.03% gain for the Russell 2000® Index.

Factors that Influenced the Fund’s Performance

While posting strong absolute returns during the period, the Fund modestly underperformed the Russell 2000® Growth Index. The main detractors during the period were stock selection within the producer manufacturing, consumer services, and electronic technology sectors. Performance in producer manufacturing was negatively affected by a lack of ownership in unprofitable clean energy companies, such as Plug Power and Sunrun, that outperformed more traditional manufacturing companies. While these securities have significantly under-performed so far in 2021, they still detracted from 12-month returns, given their strong performance in the back half of 2020. Stock selection in consumer services also trailed during the period, where the Fund’s ownership of lagging education companies Chegg and Strategic Education and the lack of ownership in COVID-19-reopening beneficiaries, such as Caesars Entertainment and Avis Budget, combined to cause under performance. Additionally, Ciena and CMC Materials contributed to adverse stock selection within the electronic technology sector. The key positive contributor during the period was the Fund’s stock selection and very large (i.e., more than 1000 basis points) underweight position in the health technology sector. Here holdings in the medical device space, such as iRhythm Technologies and Align Technologies, which were major beneficiaries from a large pushout of medical/dental procedures caused by COVID-19 shutdowns the first part of 2020, and companies with unique technology in high growth fields, such as Pacific Biosciences, performed well. Stock selection in the finance and process industries sectors also contributed to positive performance.

Outlook and Positioning

After trailing large capitalization peers for years, small capitalization stocks began outperforming large capitalization stocks beginning in the second half of 2020. With a strong U.S. consumer and unprecedented fiscal stimulus, small cap stocks have been major beneficiaries of the recent economic improvement. We expect pro-growth/cyclical areas to continue to outperform the market as economic growth rebounds throughout 2021. Transportation, select producer manufacturing, and technology stocks stand to benefit dis-

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

proportionately, based on the potential for upward earnings inflections. Additionally, a focus on infrastructure investment within the Biden administration should help producer manufacturing stocks. Within technology, we expect investor enthusiasm for a 5G wireless spending cycle to boost select semiconductor companies. We anticipate consumer spending remaining strong, due to the economic reopening releasing pent-up demand combined with high savings rates and lower credit levels. Accordingly, the Fund retains significant overweight positions in the consumer durables and consumer services sectors. The Fund continues to significantly underweight the health technology sector, as many of the biotech companies in the benchmark Russell 2000® Growth Index depend on debt or equity offerings to fund operations and rely on binary events, such as clinical trials and acquisition potential, to drive stock performance. The Fund maintains a preference for investing in proven, cash-generating companies.

Roger J. Sit                 Kent L. Johnson

Robert W. Sit

Portfolio Managers

Information on this page is unaudited.

36	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS as of June 30, 2021
	Sit
	Small Cap	Russell	Russell
	Growth	2000®	2000®
	Fund	Growth Index [1]	Index [2]
One Year	49.65%	51.36%	62.03%
Five Year	17.70	18.76	16.47
Ten Year	11.35	13.52	12.34
Since Inception (7/1/94)	11.15	9.37	10.20

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$82.14 Per Share
Net Asset Value 6/30/20:	$56.81 Per Share
Total Net Assets:	$145.9 Million
Weighted Average Market Cap:	$11.0 Billion

TOP 10 HOLDINGS

  1. STAAR Surgical Co.

  2. Trex Co., Inc.

  3. Monolithic Power Systems, Inc.

  4. HubSpot, Inc.

  5. YETI Holdings, Inc.

  6. Paycom Software, Inc.

  7. Tenet Healthcare Corp.

  8. MKS Instruments, Inc.

  9. Skyworks Solutions, Inc.

10. PTC, Inc.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	37

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Sit Small Cap Growth Fund

Investments are grouped by economic sectors.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 99.6%

Commercial Services - 5.1%

ASGN, Inc. *	22,375	2,168,809

Booz Allen Hamilton Holding Corp.	20,000	1,703,600

Colliers International Group, Inc.	12,700	1,422,146

FTI Consulting, Inc. *	6,850	935,778

World Fuel Services Corp.	39,550	1,254,922

		7,485,255

Communications - 0.5%

Shenandoah Telecommunications Co.	14,475	702,182

Consumer Durables - 5.2%

BRP, Inc.	12,150	952,074

Helen of Troy, Ltd. *	4,875	1,112,085

Johnson Outdoors, Inc.	1,775	214,775

Take-Two Interactive Software, Inc. *	6,350	1,124,077

Thor Industries, Inc.	11,200	1,265,600

YETI Holdings, Inc. *	31,900	2,929,058

		7,597,669

Consumer Services - 4.1%

Chegg, Inc. *	20,800	1,728,688

Nexstar Media Group, Inc.	15,225	2,251,473

Service Corp. International	11,575	620,304

Vail Resorts, Inc. *	4,600	1,455,992

		6,056,457

Electronic Technology - 9.8%

Arista Networks, Inc. *	6,450	2,336,900

Ciena Corp. *	14,150	804,994

CMC Materials, Inc.	8,825	1,330,280

II-VI, Inc. *	20,075	1,457,244

MKS Instruments, Inc.	14,650	2,606,968

Monolithic Power Systems, Inc.	8,500	3,174,325

Skyworks Solutions, Inc.	13,200	2,531,100

		14,241,811

Finance - 9.9%

Air Lease Corp.	12,950	540,533

American Financial Group, Inc.	4,800	598,656

Artisan Partners Asset Management, Inc.	31,825	1,617,346

Axis Capital Holdings, Ltd.	22,975	1,126,005

First Republic Bank	6,400	1,197,888

H&E Equipment Services, Inc.	53,175	1,769,132

Hannon Armstrong Sustainable Infrastructure Cap., Inc. 22,100		1,240,915

Physicians Realty Trust	61,600	1,137,752

PROG Holdings, Inc.	35,800	1,723,054

SiriusPoint, Ltd. *	35,425	356,730

SVB Financial Group *	3,250	1,808,398

Western Alliance Bancorp	14,300	1,327,755

		14,444,164

Name of Issuer	Quantity	Fair Value ($)

Health Services - 4.9%

Addus HomeCare Corp. *	16,850	1,469,994

Encompass Health Corp.	19,675	1,535,240

Teladoc Health, Inc. *	8,575	1,425,937

Tenet Healthcare Corp. *	40,100	2,686,299

		7,117,470

Health Technology - 17.7%

908 Devices, Inc. *	7,400	286,750

Align Technology, Inc. *	2,550	1,558,050

AtriCure, Inc. *	23,225	1,842,439

Bio-Techne Corp.	4,800	2,161,248

Exact Sciences Corp. *	15,700	1,951,667

Humanigen, Inc. *	42,600	740,388

ICU Medical, Inc. *	6,875	1,414,875

Insulet Corp. *	3,525	967,648

iRhythm Technologies, Inc. *	11,675	774,636

LeMaitre Vascular, Inc.	10,475	639,184

NanoString Technologies, Inc. *	25,125	1,627,849

Pacific Biosciences of California, Inc. *	69,475	2,429,541

PerkinElmer, Inc.	8,400	1,297,044

Sarepta Therapeutics, Inc. *	13,400	1,041,716

Seres Therapeutics, Inc. *	43,300	1,032,705

STAAR Surgical Co. *	24,525	3,740,062

STERIS, PLC	9,100	1,877,330

Vanda Pharmaceuticals, Inc. *	21,300	458,163

		25,841,295

Industrial Services - 5.0%

EMCOR Group, Inc.	15,800	1,946,402

KBR, Inc.	43,500	1,659,525

MYR Group, Inc. *	15,825	1,438,809

Waste Connections, Inc.	19,125	2,284,099

		7,328,835

Non-Energy Minerals - 3.8%

AZEK Co., Inc. *	24,200	1,027,532

Eagle Materials, Inc.	7,650	1,087,142

Trex Co., Inc. *	33,075	3,380,596

		5,495,270

Process Industries - 3.6%

Olin Corp.	52,750	2,440,215

Scotts Miracle-Gro Co.	10,275	1,971,978

Vital Farms, Inc.*	41,675	831,833

		5,244,026

Producer Manufacturing - 8.4%

Applied Industrial Technologies, Inc.	7,000	637,420

AZZ, Inc.	17,025	881,554

Belden, Inc.	8,600	434,902

Carlisle Cos, Inc.	2,200	421,036

Crane Co.	19,075	1,761,958

See accompanying notes to financial statements.

38	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Hubbell, Inc.	8,000	1,494,720

Hydrofarm Holdings Group, Inc. *	5,500	325,105

Lincoln Electric Holdings, Inc.	8,900	1,172,219

MSA Safety, Inc.	11,400	1,887,612

Oshkosh Corp.	5,400	673,056

Rexnord Corp.	34,700	1,736,388

TPI Composites, Inc. *	16,250	786,825

		12,212,795

Retail Trade - 1.7%

Boot Barn Holdings, Inc. *	7,725	649,286

Casey’s General Stores, Inc.	4,300	836,952

Ulta Beauty, Inc. *	3,050	1,054,598

		2,540,836

Technology Services - 14.6%

Altair Engineering, Inc. *	29,983	2,067,928

ANSYS, Inc. *	3,725	1,292,798

Aspen Technology, Inc. *	12,575	1,729,566

Euronet Worldwide, Inc. *	16,600	2,246,810

Globant SA *	10,800	2,367,144

GoDaddy, Inc. *	15,025	1,306,574

HubSpot, Inc. *	5,400	3,146,688

nCino, Inc. *	10,775	645,638

Paycom Software, Inc. *	7,450	2,707,852

PTC, Inc. *	17,600	2,486,176

Science Applications International Corp.	14,800	1,298,404

		21,295,578

Name of Issuer	Quantity	Fair Value ($)

Transportation - 4.2%

Alaska Air Group, Inc. *	11,500	693,565

Knight-Swift Transportation Holdings, Inc.	41,825	1,901,364

Marten Transport, Ltd.	72,075	1,188,517

TFI International, Inc.	25,075	2,286,589

		6,070,035

Utilities - 1.1%

Fortis, Inc.	12,107	535,493

Spire, Inc.	14,675	1,060,562

		1,596,055

Total Common Stocks

(cost: $73,496,095)		145,269,733

Short-Term Securities - 0.8%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	1,155,437	1,155,437

(cost: $1,155,437)

Total Investments in Securities - 100.4%

(cost: $74,651,532)		146,425,170

Other Assets and Liabilities, net - (0.4%)		(566,048)

Total Net Assets - 100.0%		$145,859,122

* Non-income producing security.

PLC -— Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

		Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks **	145,269,733	—	—	145,269,733
Short-Term Securities	1,155,437	—	—	1,155,437

Total:	146,425,170	—	—	146,425,170

** For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	39

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit International Growth Fund’s return was +34.18% during the 12-month period ending June 30, 2021, compared to a +32.35% return for the MSCI EAFE Index.

Factors that Influenced the Fund’s Performance

The Fund posted strong absolute and relative returns over the 12-month period that outpaced its benchmark. Contributing favorably to performance during the period were the Fund’s holdings in software & services (Globant, Talend), diversified financials (Ashtead Group, Partners Group), and Pharmaceuticals (Dechra Pharmaceuticals). Conversely, sectors that hurt performance were banks (not owning Commonwealth Bank of Australia and ING Group), automobiles & components (Faurecia and not owning Daimler), and insurance (Ping An Insurance).

Geographically, stock selection in Asia Pacific ex-Japan (LG Chemical, Baidu) and Non-Euroland (Logitech, Interroll, and Partners Group) and a large regional underweight in Japan contributed to performance.

Outlook and Positioning

The global economic recovery is continuing, led by the U.S. and Europe, and aided by almost $31 trillion (or over 35% of world GDP) in global pandemic-related stimulus since spring 2020, accommodative government policies, and rising COVID-19 vaccination rates. A multitude of interlinked factors is contributing to a transitory surge in inflation, including a post-lockdown rebound in demand, a backup in global supply chains, massive federal stimulus, a weaker U.S. dollar, and rising commodity prices. We expect many of the global supply chain issues, currently plaguing producers and driving costs higher, will be largely ironed out by late 2021 or early 2022. The World Bank projects a broad-based recovery in 2021, with advanced and emerging economies expanding +5.4% and +6.0%, respectively.

For international strategy, with equity valuations fair across most sectors and the market overall, we favor companies that can sustain growth beyond easy pandemic-impacted comparisons, which will lead to continued stock price appreciation. We advocate a barbell strategy through investments in a combination of traditional and cyclical growth stocks, capitalizing on the reflationary economic backdrop. We prefer equities in Europe, China, South Korea, and India. We remain underweight Japanese equities because of the limited dynamism in the economy and negative implications for long-run growth, due to an aging population, rigid labor system, and growing public debt. Our European holdings are a cross-section of traditional and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

cyclical growth opportunities, levered to both the economic recovery and secular investment themes. Key exposures include beneficiaries of higher infrastructure/capital spending, an extended auto cycle and rising electric vehicle penetration, growing investment in automation, a robust pricing environment for P&C insurance, and a continued rebound in consumer demand. MSCI China earnings are expected to grow double-digits in 2021 amidst a post-COVID-19 recovery, and we are optimistic on structural trends of consumption and digitization of the economy. With China’s desire to be a world leader, the government will likely allow and facilitate the prosperity of new economy and international Chinese companies. In South Korea, we own a broad portfolio of stocks in technology, financials, ecommerce, and electric vehicle battery manufacturers. India holdings focus on the consumer, financial, energy, information services, and industrial sectors.

Roger J. Sit

Portfolio Manager

Information on this page is unaudited.

40	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of June 30, 2021

	Sit International Growth Fund	MSCI EAFE Index [1]
One Year	34.18%	32.35%
Five Year	10.78	10.28
Ten Year	6.16	5.89
Since Inception (11/1/91)	4.81	5.70

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION

	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	58.0%	65.4%
Asia	32.4	34.0
North America	6.5	—
Latin America	1.6	—
Africa/Middle East	—	0.6
Cash & Other Net Assets	1.5	—

Based on total net assets as of June 30, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$23.27 Per Share
Net Asset Value 6/30/20:	$17.38 Per Share
Total Net Assets:	$31.3 Million
Weighted Average Market Cap:	$101.1 Billion

TOP 10 HOLDINGS

  1. ASML Holding NV

  2. Logitech International SA

  3. Schneider Electric SE

  4. Partners Group Holding AG

  5. LG Chem, Ltd.

  6. Ashtead Group, PLC

  7. Dassault Systemes SE

  8. Sony Group Corp., ADR

  9. Tencent Holdings, Ltd.

10. Cellnex Telecom SA

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	41

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Sit International Growth Fund

Investments are grouped by geographic region.g

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 97.3%

Asia - 31.2%

Australia - 5.9%

Atlassian Corp., PLC *	1,825	468,770

BHP Group, Ltd., ADR	4,200	305,886

CSL, Ltd.	1,175	251,307

Lynas Rare Earths, Ltd. *	17,200	73,654

Macquarie Group, Ltd.	2,600	305,018

Rio Tinto, PLC, ADR	4,400	369,116

Westpac Banking Corp., ADR	4,425	85,491

		1,859,242

China/Hong Kong - 10.5%

AIA Group, Ltd.	32,200	400,204

Alibaba Group Holding, Ltd., ADR *	2,350	532,933

Baidu, Inc., ADR *	2,175	443,483

Budweiser Brewing Co. APAC, Ltd.	21,500	67,843

China Tower Corp., Ltd.	1,342,000	184,941

CSPC Pharmaceutical Group, Ltd.	262,960	380,674

ENN Energy Holdings, Ltd.	18,400	350,260

Ping An Insurance Group Co. of China, Ltd.	33,500	328,127

Tencent Holdings, Ltd.	8,100	609,250

		3,297,715

Japan - 9.0%

Astellas Pharma, Inc.	17,700	308,211

Keyence Corp.	1,000	504,703

Recruit Holdings Co., Ltd.	11,200	551,456

Shiseido Co., Ltd.	4,100	301,554

Sony Group Corp., ADR	6,300	612,486

Terumo Corp.	13,100	530,863

		2,809,273

Singapore - 2.4%

DBS Group Holdings, Ltd.	15,600	345,829

Sea, Ltd., ADR *	675	185,355

Singapore Technologies Engineering, Ltd.	78,400	225,632

		756,816

South Korea - 3.4%

LG Chem, Ltd.	975	735,914

Samsung Electronics Co., Ltd., GDR	185	329,948

		1,065,862

Europe - 58.0%

France-7.9%

AXA SA	11,750	297,948

Dassault Systemes SE	2,625	636,525

Faurecia SE	6,275	307,817

Safran SA	3,200	443,641

Schneider Electric SE	5,000	786,627

		2,472,558

Name of Issuer	Quantity	Fair Value ($)

Germany - 6.3%

adidas AG	1,300	483,869

Allianz SE	2,250	561,067

Deutsche Post AG	4,150	282,261

Muenchener Rueckversicherungs AG	435	119,124

Siemens AG	3,100	491,164

Siemens Energy AG *	1,112	33,518

		1,971,003

Ireland - 2.5%

CRH, PLC, ADR	4,800	244,032

Linde, PLC	500	144,550

STERIS, PLC	1,950	402,285

		790,867

Netherlands - 5.1%

ASML Holding NV	1,450	1,001,718

Koninklijke Philips NV	5,866	291,540

Stellantis NV	16,375	322,751

		1,616,009

Spain - 3.7%

Cellnex Telecom SA	9,442	601,441

Iberdrola SA	45,900	559,499

		1,160,940

Sweden - 2.4%

Hexagon AB	26,600	394,116

Telefonaktiebolaget LM Ericsson, ADR	27,500	345,950

		740,066

Switzerland - 14.9%

Barry Callebaut AG	55	127,803

Garmin, Ltd.	1,750	253,120

Interroll Holding AG	120	475,980

Logitech International SA	6,650	804,118

Lonza Group AG	655	464,252

Nestle SA	4,450	554,152

Novartis AG	4,325	394,146

Partners Group Holding AG	490	742,216

Roche Holding AG	1,320	497,256

TE Connectivity, Ltd.	600	81,126

Zurich Insurance Group AG	680	272,808

		4,666,977

United Kingdom - 15.2%

Ashtead Group, PLC	9,600	712,322

AstraZeneca, PLC, ADR	8,300	497,170

BAE Systems, PLC	52,600	379,815

Coca-Cola Europacific Partners, PLC	5,400	320,328

Dechra Pharmaceuticals, PLC	6,300	380,836

Diageo, PLC, ADR	2,775	531,940

Entain, PLC *	13,925	336,226

See accompanying notes to financial statements.

42	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

HomeServe, PLC	22,975	303,670

London Stock Exchange Group, PLC	5,100	562,270

Reckitt Benckiser Group, PLC	3,100	274,318

RELX, PLC	12,275	327,198

Smith & Nephew, PLC	5,900	127,523

		4,753,616

Latin America - 1.6%

Argentina - 1.6%

Globant SA *	2,225	487,676

North America - 6.5%

Canada - 3.2%

Alimentation Couche-Tard, Inc.	7,400	271,918

BRP, Inc.	2,925	228,884

Colliers International Group, Inc.	1,600	179,168

Waste Connections, Inc.	2,750	328,432

		1,008,402

United States - 3.3%

Broadcom, Inc.	1,025	488,761

Euronet Worldwide, Inc. *	1,775	240,246

Mondelez International, Inc.	4,800	299,712

		1,028,719

Total Common Stocks (cost: $17,999,204)		30,485,741

Investment Companies - 1.2%

iShares MSCI India ETF (cost: $258,117)	8,700	384,975

Short-Term Securities - 1.3%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01% (cost: $414,434)	414,434	414,434

Total Investments in Securities - 99.8% (cost: $18,671,755)		31,285,150

Other Assets and Liabilities, net - 0.2%		59,450

Total Net Assets - 100.0%		$31,344,600

* Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.

JUNE 30, 2021	43

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	487,676	—	—	487,676
Australia	1,859,242	—	—	1,859,242
Canada	1,008,402	—	—	1,008,402
China/Hong Kong	3,297,715	—	—	3,297,715
France	2,472,558	—	—	2,472,558
Germany	1,971,003	—	—	1,971,003
Ireland	790,867	—	—	790,867
Japan	2,809,273	—	—	2,809,273
Netherlands	1,616,009	—	—	1,616,009
Singapore	756,816	—	—	756,816
South Korea	1,065,862	—	—	1,065,862
Spain	1,160,940	—	—	1,160,940
Sweden	740,066	—	—	740,066
Switzerland	4,666,977	—	—	4,666,977
United Kingdom	4,753,616	—	—	4,753,616
United States	1,028,719	—	—	1,028,719
Investment Companies	384,975	—	—	384,975
Short-Term Securities	414,434	—	—	414,434

Total:	31,285,150	—	—	31,285,150

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

44	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2021	45

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

Fund Performance

The Sit Developing Markets Growth Fund posted a +31.79% return during the 12-month period ended June 30, 2021, compared to the +38.14% return for the MSCI Emerging Markets Index.

Factors that Influenced the Fund’s Performance

Although the Fund posted strong absolute returns over the 12-month period, it lagged the MSCI Emerging Markets Index. Contributing to underperformance during the 12-month period were the Fund’s holdings in consumer services (TAL Education Group) and automobiles & components (not owning NIO). On the positive side, sectors that helped performance were retailing (Alibaba Group), utilities (ENN Energy), and real estate (no exposure).

Geographically, holdings in the regions of Asia Pacific ex-Japan (TAL Education Group, PT XL Axiata, and NIO), Africa/Mideast (Naspers and Bid), and Euroland (Prosus) detracted from performance while Latin America (PagSeguro Digital, Globant) added value.

Outlook and Positioning

The global economic recovery is continuing, led by the U.S. and Europe, and aided by almost $31 trillion (or over 35% of world GDP) in global pandemic-related stimulus since spring 2020, accommodative government policies, and rising COVID-19 vaccination rates. A multitude of interlinked factors is contributing to a transitory surge in inflation, including a post-lockdown rebound in demand, a backup in global supply chains, massive federal stimulus, a weaker U.S. dollar, and rising commodity prices. We expect many of the global supply chain issues, currently plaguing producers and driving costs higher, will be largely ironed out by late 2021 or early 2022. The World Bank projects a broad-based recovery in 2021, with advanced and emerging economies expanding +5.4% and +6.0%, respectively. China’s GDP growth has moderated, on sluggish consumer spending amidst localized COVID-19 outbreaks and a slowdown in infrastructure investment. Nonetheless, export growth remains robust. China is on track to achieve a 70% vaccination rate by second half 2021, boosting prospects for a gradual recovery in consumption. Similarly, other EM economies are also facing rising COVID-19 outbreaks amidst slower vaccination rates, with Latin America’s vaccination rate only 25%.

For strategy, we prefer China, South Korea, and India equities. We believe a balanced allocation between growth and cyclical stocks

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

provides an optimal risk/reward profile near-term. While EM central banks will tighten to counter rising inflation, we do not believe policy will become overly restrictive. Moreover, despite a resurgence in the coronavirus outbreak, we expect the pace of vaccinations to accelerate, leading to the easing of pandemic restrictions. We remain somewhat cautious on Chinese equities near-term, given weakening earnings revisions and the government crackdown on monopolistic behavior. However, MSCI China earnings are expected to grow double-digits in 2021 amidst a post-COVID-19 recovery. Furthermore, with China’s desire to be a world leader, the government will likely facilitate the prosperity of new economy and international Chinese companies. We are optimistic on structural trends of consumption and digitization of the economy. In South Korea, we own a broad portfolio of stocks in technology, financials, ecommerce, and electric vehicle battery manufacturers. India holdings focus on the consumer, financial, energy, information services, and industrial sectors.

Roger J. Sit Raymond E. Sit

Portfolio Managers

Information on this page is unaudited.

46	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of June 30, 2021

	Sit
	Developing	MSCI
	Markets	Emerging
	Growth	Markets
	Fund	Index [1]
One Year	31.79%	38.14%
Five Year	13.01	10.51
Ten Year	3.28	1.83
Since Inception (7/1/94)	4.90	3.98

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

FUND DIVERSIFICATION - BY REGION

	Sit
	Developing	MSCI
	Markets	Emerging
	Growth	Markets
	Fund	Index
Asia/Pacific	76.8%	79.2%
Africa/Middle East	8.6	8.3
Latin America	8.6	7.8
North America	4.4	—
Europe	—	4.7
Cash & Other Net Assets	1.6	—

Based on total net assets as of June 30, 2021. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 6/30/21:	$21.40 Per Share
Net Asset Value 6/30/20:	$16.28 Per Share
Total Net Assets:	$13.9 Million
Weighted Average Market Cap:	$185.8 Billion

TOP 10 HOLDINGS

  1. Samsung Electronics Co., Ltd.

  2. Tencent Holdings, Ltd.

  3. Taiwan Semiconductor Co.

  4. Alibaba Group Holding, Ltd., ADR

  5. iShares MSCI India ETF

  6. LG Chem, Ltd.

  7. ENN Energy Holdings, Ltd.

  8. HDFC Bank, Ltd., ADR

  9. NICE Systems, Ltd., ADR

10. CSPC Pharmaceutical Group, Ltd.

Based on total net assets as of June 30, 2021. Subject to change.

SECTOR ALLOCATION

Based on total net assets as of June 30, 2021. Subject to change.

Information on this page is unaudited.

JUNE 30, 2021	47

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Sit Developing Markets Growth Fund

Investments are grouped by geographic region.

Name of Issuer	Quantity	Fair Value ($)

Common Stocks - 94.9%

Africa/Middle East - 8.6%

Israel - 2.7%

NICE Systems, Ltd., ADR *	1,500	371,190

South Africa - 5.9%

Bid Corp., Ltd. *	13,200	286,194

Bidvest Group, Ltd.	5,525	73,690

Naspers, Ltd.	1,425	299,189

Prosus NV	1,700	166,241

		825,314

Asia - 73.3%

Australia - 2.3%

Atlassian Corp., PLC *	450	115,587

Rio Tinto, PLC, ADR	2,475	207,628

		323,215

China/Hong Kong - 39.2%

AIA Group, Ltd.	21,400	265,974

Alibaba Group Holding, Ltd., ADR *	3,150	714,357

Baidu, Inc., ADR *	1,300	265,070

Budweiser Brewing Co. APAC, Ltd.	46,000	145,152

China Construction Bank Corp.	82,000	64,529

China International Capital Corp., Ltd.	58,400	157,202

China Mengniu Dairy Co., Ltd.	48,000	290,252

China Petroleum & Chemical Corp., ADR	1,400	71,414

China Tower Corp., Ltd.	704,000	97,018

CSPC Pharmaceutical Group, Ltd.	230,400	333,539

ENN Energy Holdings, Ltd.	21,900	416,885

GDS Holdings, Ltd., ADR *	1,000	78,490

Hong Kong Exchanges & Clearing, Ltd.	5,100	303,991

JD.com, Inc., ADR *	4,000	319,240

Meituan Dianping *	6,000	247,595

Ping An Insurance Group Co. of China, Ltd.	19,900	194,917

Sands China, Ltd. *	7,400	31,166

Sinopharm Group Co., Ltd.	44,900	133,584

TAL Education Group, ADR *	4,225	106,597

Tencent Holdings, Ltd.	11,400	857,463

Tencent Music Entertainment Group, ADR *	5,525	85,527

Trip.com Group, Ltd., ADR *	3,900	138,294

WH Group, Ltd.	132,500	119,116

		5,437,372

India - 2.8%

HDFC Bank, Ltd., ADR *	5,350	391,192

Indonesia - 1.7%

Astra International Tbk PT	176,000	59,961

XL Axiata Tbk PT	948,800	174,710

		234,671

Name of Issuer	Quantity	Fair Value ($)

Singapore - 4.7%

DBS Group Holdings, Ltd.	14,500	321,443

Flex, Ltd. *	4,000	71,480

Sea, Ltd., ADR *	475	130,435

Singapore Technologies Engineering, Ltd.	44,000	126,630

		649,988

South Korea - 12.5%

LG Chem, Ltd.	575	434,001

NAVER Corp.	450	166,829

Samsung Electronics Co., Ltd.	12,250	877,836

Shinhan Financial Group Co., Ltd.	7,200	259,575

		1,738,241

Taiwan - 9.2%

Cathay Financial Holding Co., Ltd.	82,085	158,793

Hon Hai Precision Industry Co., Ltd., GDR	23,700	191,259

Taiwan Semiconductor Co.	37,482	800,423

Taiwan Semiconductor Co., ADR	1,000	120,160

		1,270,635

Thailand - 0.9%

Bangkok Bank PCL	36,500	128,690

Latin America - 8.6%

Argentina - 1.9%

Globant SA *	1,175	257,536

Brazil-4.2%

Ambev SA, ADR	21,575	74,218

Banco Bradesco SA	27,591	142,787

Lojas Renner SA	17,300	154,711

Pagseguro Digital, Ltd. *	3,800	212,496

		584,212

Chile - 0.7%

Banco Santander Chile, ADR	4,700	93,389

Peru - 1.8%

Southern Copper Corp.	3,900	250,848

North America - 4.4%

Mexico - 0.9%

Fomento Economico Mexicano, ADR	1,575	133,103

United States - 3.5%

Broadcom, Inc.	550	262,262

Skyworks Solutions, Inc.	1,150	220,513

		482,775

Total Common Stocks (cost: $7,749,028)		13,172,371

Investment Companies - 3.5%

iShares MSCI India ETF	11,100	491,175

(cost: $333,062)

See accompanying notes to financial statements.

48	SIT MUTUAL FUNDS ANNUAL REPORT

Name of Issuer	Quantity	Fair Value ($)

Short-Term Securities- 1.5%

Fidelity Inst. Money Mkt. Gvt. Fund, 0.01%	205,630	205,630
(cost: $205,630)

Total Investments in Securities - 99.9% (cost: $8,287,720)		13,869,176

Other Assets and Liabilities, net - 0.1%		13,478

Total Net Assets - 100.0%		$13,882,654

*	Non-income producing security.

 ADR — American Depositary Receipt

 GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of June 30, 2021 is as follows (see Note 2—significant accounting policies in the notes to financial statements):

	Investment in Securities

	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Common Stocks
Argentina	257,536	—	—	257,536
Australia	323,215	—	—	323,215
Brazil	584,212	—	—	584,212
Chile	93,389	—	—	93,389
China/Hong Kong	5,437,372	—	—	5,437,372
India	391,192	—	—	391,192
Indonesia	234,671	—	—	234,671
Israel	371,190	—	—	371,190
Mexico	133,103	—	—	133,103
Peru	250,848	—	—	250,848
Singapore	649,988	—	—	649,988
South Africa	825,314	—	—	825,314
South Korea	1,738,241	—	—	1,738,241
Taiwan	1,270,635	—	—	1,270,635
Thailand	128,690	—	—	128,690
United States	482,775	—	—	482,775
Investment Companies	491,175	—	—	491,175
Short-Term Securities	205,630	—	—	205,630

Total:	13,869,176	—	—	13,869,176

Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.

JUNE 30, 2021	49

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2021

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
ASSETS
Investments in securities, at identified cost	$45,053,214	$163,143,518	$25,213,155

Investments in securities, at fair value—see accompanying schedule for detail	$66,054,443	$238,427,189	$45,498,502
Accrued interest and dividends receivable.	173,421	173,897	87,328
Receivable for investment securities sold	—	1,217,679	—
Receivable for Fund shares sold	75,662	130,115	6,661

Total assets	66,303,526	239,948,880	45,592,491

LIABILITIES
Payable for investment securities purchased	—	1,064,036	—
Payable for Fund shares redeemed	7,711	69,047	64
Accrued investment management fees and advisory fees	53,265	136,530	37,382
Accrued 12b-1 fees (Class S)	—	6,609	828

Total liabilities	60,976	1,276,222	38,274

Net assets applicable to outstanding capital stock	$66,242,550	$238,672,658	$45,554,217

Net assets consist of:
Capital (par value and paid-in surplus)	$43,441,535	$146,377,599	$26,035,725
Total distributable earnings (loss), including unrealized appreciation (depreciation)	22,801,015	92,295,059	19,518,492

	$66,242,550	$238,672,658	$45,554,217

Outstanding shares:
Common Shares (Class I) *	2,016,527	11,936,117	1,845,139

Common Shares (Class S) *	—	1,812,244	182,348

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$66,242,550	$207,377,759	$41,460,888

Common Shares (Class S) *	—	31,294,899	4,093,329

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$32.85	$17.37	$22.47

Common Shares (Class S) *	—	$17.27	$22.45

* Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.

50	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$62,718,529	$5,368,715	$107,058,873	$14,792,979	$74,651,532	$18,671,755	$8,287,720

$177,183,517	$9,113,602	$229,179,602	$22,288,248	$146,425,170	$31,285,150	$13,869,176
70,303	14,127	54,420	17,751	55,189	97,721	25,749
—	—	—	42,946	297,552	—	—
10,405	—	6,902	2,019	37,502	2,212	3,914

177,264,225	9,127,729	229,240,924	22,350,964	146,815,413	31,385,083	13,898,839

—	—	580,027	30,387	506,845	—	—
26,694	—	260,377	—	270,814	1,425	182
141,090	7,433	229,951	18,382	178,632	39,058	16,003
—	871	—	1,091	—	—	—

167,784	8,304	1,070,355	49,860	956,291	40,483	16,185

$177,096,441	$9,119,425	$228,170,569	$22,301,104	$145,859,122	$31,344,600	$13,882,654

$56,827,156	$5,342,546	$88,306,623	$13,633,411	$60,888,621	$19,470,236	$8,098,001

120,269,285	3,776,879	139,863,946	8,667,693	84,970,501	11,874,364	5,784,653

$177,096,441	$9,119,425	$228,170,569	$22,301,104	$145,859,122	$31,344,600	$13,882,654

2,809,201	266,468	8,979,002	1,023,081	1,775,700	1,347,149	648,827

—	237,063	—	310,318	—	—	—

$177,096,441	$4,840,842	$228,170,569	$17,114,136	$145,859,122	$31,344,600	$13,882,654

—	4,278,583	—	5,186,968	—	—	—

$63.04	$18.17	$25.41	$16.73	$82.14	$23.27	$21.40

—	$18.05	—	$16.72	—	—	—

JUNE 30, 2021	51

STATEMENTS OF OPERATIONS

Year Ended June 30, 2021

	Sit Balanced Fund	Sit Dividend Growth Fund	Sit Global Dividend Growth Fund
Investment income:
Income:
Dividends*	$508,920	$4,563,110	$820,243
Interest	502,747	65	59

Total income	1,011,667	4,563,175	820,302

Expenses (note 4):
Investment management and advisory service fee	580,815	2,197,960	506,461
12b-1 fees (Class S)	—	75,524	9,168

Total expenses	580,815	2,273,484	515,629

Less fees and expenses waived by investment adviser	—	(659,388)	(101,292)

Total net expenses	580,815	1,614,096	414,337

Net investment income (loss)	430,852	2,949,079	405,965

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	1,698,152	24,965,923	124,673
Net realized gain (loss) on foreign currency transactions	—	—	966

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	11,329,221	42,687,814	11,262,561

Net gain (loss)	13,027,373	67,653,737	11,388,200

Net increase (decrease) in net assets resulting from operations	$13,458,225	$70,602,816	$11,794,165

* Foreign taxes withheld on dividends received	$575	$21,970	$26,948

See accompanying notes to financial statements.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Large Cap Growth Fund	Sit ESG Growth Fund	Sit Mid Cap Growth Fund	Sit Small Cap Dividend Growth Fund	Sit Small Cap Growth Fund	Sit International Growth Fund	Sit Developing Markets Growth Fund

$1,366,146	$136,237	$1,618,281	$370,234	$1,124,679	$490,162	$186,139
208	37	720	61	384	—	65

1,366,354	136,274	1,619,001	370,295	1,125,063	490,162	186,204

1,534,334	98,397	2,560,887	241,483	1,915,121	417,365	256,864
—	9,234	—	11,511	—	—	—

1,534,334	107,631	2,560,887	252,994	1,915,121	417,365	256,864

—	(19,679)	—	(48,297)	—	—	(77,059)

1,534,334	87,952	2,560,887	204,697	1,915,121	417,365	179,805

(167,980)	48,322	(941,886)	165,598	(790,058)	72,797	6,399

9,623,514	100,083	22,390,254	1,358,073	18,466,132	633,347	264,869
—	(27)	(192)	—	—	(59)	(1,195)

42,783,888	1,991,735	44,094,365	5,771,758	31,510,430	7,204,562	2,961,280

52,407,402	2,091,791	66,484,427	7,129,831	49,976,562	7,837,850	3,224,954

$52,239,422	$2,140,113	$65,542,541	$7,295,429	$49,186,504	$7,910,647	$3,231,353

$1,327	$8,312	$5,179	$1,180	$11,222	$54,381	$23,679

JUNE 30, 2021	53

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Operations:
Net investment income (loss)	$430,852	$369,252	$2,949,079	$3,661,546
Net realized gain (loss) on investments and foreign currency transactions	1,698,152	696,800	24,965,923	10,697,810
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	11,329,221	2,719,030	42,687,814	(2,538,615)

Net increase (decrease) in net assets resulting from operations	13,458,225	3,785,082	70,602,816	11,820,741

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(884,972)	(2,136,305)	(13,049,387)	(25,345,878)
Common shares (Class S)	—	—	(1,943,636)	(4,407,144)

Total distributions	(884,972)	(2,136,305)	(14,993,023)	(29,753,022)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	18,674,720	17,316,727	18,080,843	25,105,046
Common shares (Class S)	—	—	1,691,612	1,253,693
Reinvested distributions
Common shares (Class I)	873,871	2,103,223	12,322,264	23,804,702
Common shares (Class S)	—	—	1,939,456	4,392,885
Payments for shares redeemed
Common shares (Class I)	(12,536,795)	(8,876,091)	(43,647,701)	(75,291,359)
Common shares (Class S)	—	—	(9,175,403)	(13,413,244)

Increase (decrease) in net assets from capital transactions.	7,011,796	10,543,859	(18,788,929)	(34,148,277)

Total increase (decrease) in net assets	19,585,049	12,192,636	36,820,864	(52,080,558)

Net assets:
Beginning of year	46,657,501	34,464,865	201,851,794	253,932,352

End of year	$66,242,550	$46,657,501	$238,672,658	$201,851,794

Capital transactions in shares:
Sold
Common shares (Class I)	637,633	680,555	1,149,761	1,827,566
Common shares (Class S)	—	—	108,736	92,706
Reinvested distributions
Common shares (Class I)	29,661	83,820	824,322	1,675,670
Common shares (Class S)	—	—	130,480	310,474
Redeemed
Common shares (Class I)	(419,877)	(370,549)	(2,852,269)	(5,513,813)
Common shares (Class S)	—	—	(598,376)	(995,697)

Net increase (decrease)	247,417	393,826	(1,237,346)	(2,603,094)

See accompanying notes to financial statements.

54	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$405,965	$458,867	($167,980)	$200,539	$48,322	$48,643

125,639	134,732	9,623,514	7,837,834	100,056	52,787

11,262,561	942,590	42,783,888	14,917,326	1,991,735	285,159

11,794,165	1,536,189	52,239,422	22,955,699	2,140,113	386,589

(357,992)	(495,881)	(7,944,944)	(10,751,684)	(24,675)	(55,450)
(28,011)	(45,123)	—	—	(17,325)	(44,523)

(386,003)	(541,004)	(7,944,944)	(10,751,684)	(42,000)	(99,973)

2,902,906	2,566,271	9,860,034	3,793,196	444,726	53,788
416,519	493,938	—	—	164,047	88,716

337,222	473,429	7,789,099	10,576,386	24,675	55,450
28,011	44,849	—	—	17,325	44,523

(3,500,671)	(3,345,936)	(14,001,175)	(14,001,032)	(220,362)	(168,614)
(790,219)	(538,748)	—	—	(44,889)	(6,803)

(606,232)	(306,197)	3,647,958	368,550	385,522	67,060

10,801,930	688,988	47,942,436	12,572,565	2,483,635	353,676

34,752,287	34,063,299	129,154,005	116,581,440	6,635,790	6,282,114

$45,554,217	$34,752,287	$177,096,441	$129,154,005	$9,119,425	$6,635,790

146,001	150,362	178,421	90,022	27,965	3,933
19,926	32,537	—	—	9,845	6,554

18,355	29,095	143,077	246,824	1,528	3,936
1,551	2,759	—	—	1,078	3,173

(178,590)	(206,028)	(256,363)	(334,238)	(14,072)	(13,142)
(40,393)	(32,495)	—	—	(3,063)	(491)

(33,150)	(23,770)	65,135	2,608	23,281	3,963

JUNE 30, 2021	55

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
Operations:
Net investment income (loss)	($941,886)	($449,745)	$165,598	$171,566
Net realized gain (loss) on investments and foreign currency transactions	22,390,062	8,299,165	1,358,073	(63,100)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	44,094,365	5,783,828	5,771,758	(650,584)

Net increase (decrease) in net assets resulting from operations	65,542,541	13,633,248	7,295,429	(542,118)

Distributions from:
Net investment income and net realized gains
Common shares (Class I)	(8,583,537)	(12,018,685)	(113,108)	(143,293)
Common shares (Class S)	—	—	(24,893)	(37,709)

Total distributions	(8,583,537)	(12,018,685)	(138,001)	(181,002)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	2,098,452	1,783,445	1,343,221	1,690,858
Common shares (Class S)	—	—	207,521	114,119
Reinvested distributions
Common shares (Class I)	8,275,873	11,531,885	106,295	135,470
Common shares (Class S)	—	—	23,534	35,517
Payments for shares redeemed
Common shares (Class I)	(11,906,951)	(11,284,411)	(1,573,920)	(2,069,396)
Common shares (Class S)	—	—	(469,090)	(216,438)

Increase (decrease) in net assets from capital transactions	(1,532,626)	2,030,919	(362,439)	(309,870)

Total increase (decrease) in net assets	55,426,378	3,645,482	6,794,989	(1,032,990)

Net assets:
Beginning of year	172,744,191	169,098,709	15,506,115	16,539,105

End of year	$228,170,569	$172,744,191	$22,301,104	$15,506,115

Capital transactions in shares:
Sold
Common shares (Class I)	91,500	99,516	95,823	141,777
Common shares (Class S)	—	—	14,152	9,990
Reinvested distributions
Common shares (Class I)	356,565	632,577	8,203	11,483
Common shares (Class S)	—	—	1,849	2,979
Redeemed
Common shares (Class I)	(536,013)	(638,495)	(115,706)	(174,897)
Common shares (Class S)	—	—	(32,458)	(21,280)

Net increase (decrease)	(87,948)	93,598	(28,137)	(29,948)

See accompanying notes to financial statements.

56	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

($790,058)	($502,943)	$72,797	$79,522	$6,399	$162,064

18,466,132	2,423,438	633,288	(344,236)	263,674	(26,021)

31,510,430	3,290,428	7,204,562	761,010	2,961,280	55,100

49,186,504	5,210,923	7,910,647	496,296	3,231,353	191,143

(4,398,753)	(3,070,107)	(61,406)	(227,001)	(34,798)	(185,000)
—	—	—	—	—	—

(4,398,753)	(3,070,107)	(61,406)	(227,001)	(34,798)	(185,000)

5,203,639	1,513,165	2,038,696	906,266	1,604,375	936,308
—	—	—	—	—	—

4,280,437	3,017,215	60,436	222,999	34,053	180,261
—	—	—	—	—	—

(9,025,408)	(5,688,108)	(1,608,332)	(1,856,893)	(1,212,118)	(858,591)
—	—	—	—	—	—

458,668	(1,157,728)	490,800	(727,628)	426,310	257,978

45,246,419	983,088	8,340,041	(458,333)	3,622,865	264,121

100,612,703	99,629,615	23,004,559	23,462,892	10,259,789	9,995,668

$145,859,122	$100,612,703	$31,344,600	$23,004,559	$13,882,654	$10,259,789

70,046	28,064	98,959	52,331	78,575	57,066
—	—	—	—	—	—

59,649	54,719	2,881	12,584	1,656	10,714
—	—	—	—	—	—

(125,100)	(108,206)	(78,288)	(110,718)	(61,790)	(54,070)
—	—	—	—	—	—

4,595	(25,423)	23,552	(45,803)	18,441	13,710

JUNE 30, 2021	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$26.37	$25.06	$23.76	$22.71	$20.40

Operations:
Net investment income [1]	0.22	0.25	0.32	0.25	0.25
Net realized and unrealized gains	6.71	2.64	1.52	1.96	2.29

Total from operations	6.93	2.89	1.84	2.21	2.54

Distributions to Shareholders:
From net investment income	(0.20)	(0.27)	(0.31)	(0.27)	(0.23)
From net realized gains	(0.25)	(1.31)	(0.23)	(0.89)	—

Total distributions	(0.45)	(1.58)	(0.54)	(1.16)	(0.23)

Net Asset Value:
End of period	$32.85	$26.37	$25.06	$23.76	$22.71

Total investment return [2]	26.48%	11.91%	7.98%	9.84%	12.56%

Net assets at end of period (000’s omitted)	$66,243	$46,658	$34,465	$37,541	$25,242

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.74%	0.99%	1.33%	1.07%	1.18%

Portfolio turnover rate (excluding short-term securities)	38.30%	58.63%	50.45%	50.49%	50.31%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

58	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

Class I		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$13.48	$14.45	$16.69	$16.88	$15.82

Operations:
Net investment income [1]	0.21	0.22	0.38	0.26	0.24
Net realized and unrealized gains.	4.75	0.64	0.55	1.49	2.09

Total from operations	4.96	0.86	0.93	1.75	2.33

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.21)	(0.24)	(0.40)	(0.26)	(0.23)
From net realized gains	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)

Total distributions	(1.07)	(1.83)	(3.17)	(1.94)	(1.27)

Net Asset Value:
End of period	$17.37	$13.48	$14.45	$16.69	$16.88

Total investment return [3]	38.13%	5.46%	8.37%	10.36%	15.41%

Net assets at end of period (000’s omitted)	$207,378	$172,746	$214,204	$918,584	$1,015,920

Ratios: [4]
Expenses (without waiver)	1.00%[5]	1.00%[5]	1.00%[5]	1.00%[5]	1.00%
Expenses (with waiver)	0.70%[5]	0.70%[5]	0.70%[5]	0.78%[5]	1.00%
Net investment income (without waiver)	1.08%	1.30%	2.04%	1.31%	1.49%
Net investment income (with waiver)	1.38%	1.60%	2.34%	1.53%	1.49%

Portfolio turnover rate (excluding short-term securities)	42.93%	68.43%	51.52%	68.38%	61.33%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2021	59

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Dividend Growth Fund

Class S		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$13.40	$14.37	$16.61	$16.81	$15.76

Operations:
Net investment income [1]	0.17	0.19	0.32	0.22	0.20
Net realized and unrealized gains.	4.73	0.63	0.57	1.47	2.08

Total from operations	4.90	0.82	0.89	1.69	2.28

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.17)	(0.20)	(0.36)	(0.21)	(0.19)
From net realized gains	(0.86)	(1.59)	(2.77)	(1.68)	(1.04)

Total distributions	(1.03)	(1.79)	(3.13)	(1.89)	(1.23)

Net Asset Value:
End of period	$17.27	$13.40	$14.37	$16.61	$16.81

Total investment return [3]	37.87%	5.19%	8.12%	10.06%	15.11%

Net assets at end of period (000’s omitted)	$31,295	$29,106	$39,729	$51,331	$65,278

Ratios: [4]
Expenses (without waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.25%[5]	1.25%
Expenses (with waiver)	0.95%[5]	0.95%[5]	0.95%[5]	0.03%[5]	1.25%
Net investment income (without waiver)	0.83%	1.05%	1.80%	1.06%	1.24%
Net investment income (with waiver)	1.13%	1.35%	2.10%	1.28%	1.24%

Portfolio turnover rate (excluding short-term securities)	42.93%	68.43%	51.52%	68.38%	61.33%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

60	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

Class I			Years Ended June 30,
	2021		2020		2019		2018		2017

Net Asset Value:
Beginning of period	$16.87		$16.34		$15.24		$14.54		$13.19

Operations:
Net investment income [1]	0.20		0.22		0.28		0.27		0.22
Net realized and unrealized gains.	5.59		0.57		1.10		0.67		1.34

Total from operations	5.79		0.79		1.38		0.94		1.56

Redemption fees	—		—	[2]	—	[2]	—		—	[2]

Distributions to Shareholders:
From net investment income	(0.19)		(0.26)		(0.28)		(0.24)		(0.21)

Net Asset Value:
End of period	$22.47		$16.87		$16.34		$15.24		$14.54

Total investment return [3]	34.61%		4.93%		9.18%		6.46%		11.94%

Net assets at end of period (000’s omitted)	$41,461		$31,361		$30,823		$28,778		$25,623

Ratios: [4]
Expenses (without waiver)	1.25%	[5]	1.25%	[5]	1.25%	[5]	1.25%	[5]	1.25%
Expenses (with waiver)	1.00%	[5]	1.00%	[5]	1.00%	[5]	1.06%	[5]	1.25%
Net investment income (without waiver)	0.77%		1.11%		1.53%		1.59%		1.63%
Net investment income (with waiver)	1.02%		1.36%		1.78%		1.78%		1.63%

Portfolio turnover rate (excluding short-term securities)	11.55%		22.15%		15.07%		19.80%		32.04%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2021	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Global Dividend Growth Fund

Class S	Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value:
Beginning of period	$16.85	$16.33	$15.22	$14.53	$13.18

Operations:
Net investment income [1]	0.15	0.18	0.24	0.23	0.19
Net realized and unrealized gains.	5.60	0.56	1.11	0.66	1.33

Total from operations	5.75	0.74	1.35	0.89	1.52

Redemption fees	— [2]	— [2]	—	—	—

Distributions to Shareholders:
From net investment income	(0.15)	(0.22)	(0.24)	(0.20)	(0.17)

Net Asset Value:
End of period	$22.45	$16.85	$16.33	$15.22	$14.53

Total investment return [3]	34.32%	4.60%	8.98%	6.13%	11.67%

Net assets at end of period (000’s omitted)	$4,093	$3,391	$3,241	$3,246	$3,274

Ratios: [4]
Expenses (without waiver)	1.50%[5]	1.50%[5]	1.50%[5]	1.50%[5]	1.50%
Expenses (with waiver)	1.25%[5]	1.25%[5]	1.25%[5]	1.31%[5]	1.50%
Net investment income (without waiver)	0.52%	0.87%	1.28%	1.33%	1.38%
Net investment income (with waiver)	0.77%	1.12%	1.53%	1.52%	1.38%

Portfolio turnover rate (excluding short-term securities)	11.55%	22.15%	15.07%	19.80%	32.04%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

62	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$47.07	$42.53	$42.40	$40.56	$36.02

Operations:
Net investment income (loss) [1]	(0.06)	0.07	0.16	0.13	0.21
Net realized and unrealized gains	18.95	8.60	3.61	6.55	7.07

Total from operations	18.89	8.67	3.77	6.68	7.28

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.02)	(0.12)	(0.15)	(0.17)	(0.19)
From net realized gains	(2.90)	(4.01)	(3.49)	(4.67)	(2.55)

Total distributions	(2.92)	(4.13)	(3.64)	(4.84)	(2.74)

Net Asset Value:
End of period	$63.04	$47.07	$42.53	$42.40	$40.56

Total investment return [3]	41.12%	21.34%	10.54%	16.93%	21.18%

Net assets at end of period (000’s omitted)	$177,096	$129,154	$116,581	$118,792	$113,620

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.11% )	0.17%	0.39%	0.30%	0.54%
Portfolio turnover rate (excluding short-term securities)	9.75%	14.53%	16.02%	15.20%	17.69%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2021	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Class I	Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$13.85	$13.21	$12.37	$11.29	$10.00

Operations:
Net investment income [1]	0.12	0.12	0.17	0.16	0.11
Net realized and unrealized gains	4.30	0.74	0.83	1.03	1.20

Total from operations	4.42	0.86	1.00	1.19	1.31

Redemption fees	— [2]	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.10)	(0.17)	(0.16)	(0.11)	(0.02)
From net realized gains	—	(0.05)	—	—	—

Total distributions	(0.10)	(0.22)	(0.16)	(0.11)	(0.02)

Net Asset Value:
End of period	$18.17	$13.85	$13.21	$12.37	$11.29

Total investment return [2]	31.97%	6.47%	8.30%	10.57%	13.13%

Net assets at end of period (000’s omitted)	$4,841	$3,477	$3,387	$3,041	$2,349
Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.48%	0.63%	1.14%	1.10%	1.01%
Net investment income (with waiver)	0.73%	0.88%	1.38%	1.29%	1.01%
Portfolio turnover rate (excluding short-term securities)	7.39%	25.28%	9.26%	14.97%	27.60%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

64	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.(Continued)

Sit ESG Growth Fund

Class S			Years Ended June 30,
	2021		2020	2019		2018		2017

Net Asset Value:
Beginning of period	$13.78		$13.16	$12.34		$11.28		$10.00

Operations:
Net investment income [1]	0.08		0.08	0.14		0.13		0.08
Net realized and unrealized gains.	4.27		0.74	0.83		1.03		1.21

Total from operations	4.35		0.82	0.97		1.16		1.29

Distributions to Shareholders:
From net investment income	(0.08)		(0.15)	(0.15)		(0.10)		(0.01)
From net realized gains	—		(0.05)	—		—		—

Total distributions	(0.08)		(0.20)	(0.15)		(0.10)		(0.01)

Net Asset Value:
End of period	$18.05		$13.78	$13.16		$12.34		$11.28

Total investment return [2]	31.61%		6.22%	8.01%		10.37%		12.79%

Net assets at end of period (000’s omitted)	$4,279		$3,158	$2,895		$2,660		$2,321

Ratios: [3]
Expenses (without waiver)	1.50%	[4]	1.50% [4]	1.50%	[4]	1.50%	[4]	1.50%
Expenses (with waiver)	1.25%	[4]	1.25% [4]	1.25%	[4]	1.31%	[4]	1.50%
Net investment income (without waiver)	0.23%		0.38%	0.89%		0.84%		0.76%
Net investment income (with waiver)	0.48%		0.63%	1.14%		1.03%		0.76%

Portfolio turnover rate (excluding short-term securities)	7.39%		25.28%	9.26%		14.97%		27.60%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2021	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$19.05	$18.84	$18.96	$18.06	$15.36

Operations:
Net investment loss [1]	(0.10)	(0.05)	(0.03)	(0.03)	—	[2]
Net realized and unrealized gains	7.44	1.64	1.79	1.71	2.86

Total from operations	7.34	1.59	1.76	1.68	2.86

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net investment income	—	—	— [2]	—	—
From net realized gains	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)

Total distributions	(0.98)	(1.38)	(1.88)	(0.78)	(0.16)

Net Asset Value:
End of period	$25.41	$19.05	$18.84	$18.96	$18.06

Total investment return [3]	38.99%	8.75%	11.76%	9.42%	18.74%

Net assets at end of period (000’s omitted)	$228,171	$172,744	$169,099	$158,501	$156,305

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment loss	(0.46% )	(0.27% )	(0.16% )	(0.17% )	(0.01%	)

Portfolio turnover rate (excluding short-term securities)	19.54%	25.58%	27.70%	28.89%	23.02%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

66	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

Class I		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$11.39	$11.89	$12.27	$11.47	$10.00

Operations:
Net investment income [1]	0.13	0.13	0.15	0.11	0.12
Net realized and unrealized gains (losses)	5.32	(0.49)	(0.25)	0.80	1.46

Total from operations	5.45	(0.36)	(0.10)	0.91	1.58

Distributions to Shareholders:
From net investment income	(0.11)	(0.14)	(0.15)	(0.11)	(0.11)
From net realized gains	—	—	(0.13)	—	—

Total distributions	(0.11)	(0.14)	(0.28)	(0.11)	(0.11)

Net Asset Value:
End of period	$16.73	$11.39	$11.89	$12.27	$11.47

Total investment return [2]	48.13%	(3.05% )	(0.54% )	8.00%	15.84%

Net assets at end of period (000’s omitted)	$17,114	$11,786	$12,559	$14,597	$12,716

Ratios: [3]
Expenses (without waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.25%[4]	1.25%
Expenses (with waiver)	1.00%[4]	1.00%[4]	1.00%[4]	1.06%[4]	1.25%
Net investment income (without waiver)	0.67%	0.90%	1.07%	0.75%	1.06%
Net investment income (with waiver)	0.92%	1.15%	1.32%	0.94%	1.06%

Portfolio turnover rate (excluding short-term securities)	27.91%	27.58%	24.17%	29.74%	19.57%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.25% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2021	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements. (Continued)

Sit Small Cap Dividend Growth Fund

Class S		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$11.38	$11.88	$12.26	$11.46	$10.00

Operations:
Net investment income [1]	0.10	0.10	0.12	0.08	0.09
Net realized and unrealized gains (losses)	5.32	(0.49)	(0.25)	0.80	1.45

Total from operations	5.42	(0.39)	(0.13)	0.88	1.54

Distributions to Shareholders:
From net investment income	(0.08)	(0.11)	(0.12)	(0.08)	(0.08)
From net realized gains	—	—	(0.13)	—	—

Total distributions	(0.08)	(0.11)	(0.25)	(0.08)	(0.08)

Net Asset Value:
End of period	$16.72	$11.38	$11.88	$12.26	$11.46

Total investment return [2]	47.73%	(3.30% )	(0.80% )	7.74%	15.46%

Net assets at end of period (000’s omitted)	$5,187	$3,720	$3,981	$3,882	$3,461

Ratios: [3]
Expenses (without waiver)	1.50%[4]	1.50%[4]	1.50%[4]	1.50%[4]	1.50%
Expenses (with waiver)	1.25%[4]	1.25%[4]	1.25%[4]	1.31%[4]	1.50%
Net investment income (without waiver)	0.42%	0.64%	0.82%	0.51%	0.81%
Net investment income (with waiver)	0.67%	0.89%	1.07%	0.70%	0.81%

Portfolio turnover rate (excluding short-term securities)	27.91%	27.58%	24.17%	29.74%	19.57%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Total Fund expenses are limited to 1.50% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

68	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

		Years Ended June 30,
	2021	2020	2019	2018	2017
Net Asset Value:
Beginning of period	$56.81	$55.46	$57.18	$54.18	$45.59

Operations:
Net investment loss [1]	(0.44)	(0.28)	(0.25)	(0.29)	(0.24)
Net realized and unrealized gains (losses)	28.28	3.38	2.88	7.01	8.91

Total from operations	27.84	3.10	2.63	6.72	8.67

Redemption fees [2]	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(2.51)	(1.75)	(4.35)	(3.72)	(0.08)

Net Asset Value:
End of period	$82.14	$56.81	$55.46	$57.18	$54.18

Total investment return [3]	49.65%	5.68%	6.45%	12.68%	19.06%

Net assets at end of period (000’s omitted)	$145,859	$100,613	$99,630	$100,038	$90,817

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment loss	(0.62% )	(0.53% )	(0.47% )	(0.51% )	(0.47% )

Portfolio turnover rate (excluding short-term securities)	30.54%	25.74%	26.34%	29.01%	29.08%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

JUNE 30, 2021	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

		Years Ended June 30,
	2021	2020		2019	2018		2017

Net Asset Value:
Beginning of period	$17.38	$17.13		$16.75	$16.23		$14.48

Operations:
Net investment income [1]	0.05	0.06		0.16	0.19		0.14
Net realized and unrealized gains	5.89	0.36		0.40	0.47		1.68

Total from operations	5.94	0.42		0.56	0.66		1.82

Redemption fees	—	—	[2]	—	—	[2]	—	[2]

Distributions to Shareholders:
From net investment income	(0.05)	(0.17)		(0.18)	(0.14)		(0.07)

Net Asset Value:
End of period	$23.27	$17.38		$17.13	$16.75		$16.23

Total investment return [3]	34.18%	2.43%		3.55%	4.06%		12.64%

Net assets at end of period (000’s omitted)	$31,345	$23,005		$23,463	$23,875		$22,618
Ratios: [4]
Expenses	1.50%	1.50%		1.50%	1.50%		1.50%
Net investment income	0.26%	0.35%		0.97%	1.11%		0.97%
Portfolio turnover rate (excluding short-term securities)	12.61%	13.38%		27.38%	16.35%		39.23%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

70	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

		Years Ended June 30,
	2021	2020	2019	2018	2017

Net Asset Value:
Beginning of period	$16.28	$16.21	$17.25	$15.23	$12.26

Operations:
Net investment income (loss) [1]	0.01	0.26	0.10	0.03	(0.02)
Net realized and unrealized gains (losses)	5.17	0.11	(0.90)	2.24	3.02

Total from operations	5.18	0.37	(0.80)	2.27	3.00

Redemption fees	—	— [2]	—	— [2]	—

Distributions to Shareholders:
From net investment income.	(0.02)	(0.30)	(0.08)	—	(0.03)
From net realized gains.	(0.04)	—	(0.16)	(0.25)	—

Total distributions	(0.06)	(0.30)	(0.24)	(0.25)	(0.03)

Net Asset Value:
End of period	$21.40	$16.28	$16.21	$17.25	$15.23

Total investment return [3]	31.79%	2.20%	(4.43% )	14.94%	24.56%

Net assets at end of period (000’s omitted)	$13,883	$10,260	$9,996	$11,027	$9,561

Ratios: [4]
Expenses (without waiver)	2.00%[5]	2.00%[5]	2.00%[5]	2.00%[5]	2.00%
Expenses (with waiver)	1.40%[5]	1.40%[5]	1.40%[5]	1.54%[5]	2.00%
Net investment income (loss) (without waiver)	(0.55% )	1.05%	0.03%	(0.26% )	(0.18% )
Net investment income (loss) (with waiver)	0.05%	1.65%	0.63%	0.20%	(0.18% )

Portfolio turnover rate (excluding short-term securities)	7.52%	4.15%	10.28%	30.30%	19.67%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Total Fund expenses are limited to 2.00% of average daily net assets. However, during the period above, the investment advisor voluntarily absorbed expenses that were otherwise payable by the Fund.

JUNE 30, 2021	71

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2021

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Equity securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on an accrual basis, including level-yield amortization of long-term bond premium and discount using the effective yield method.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of June 30, 2021 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, ESG Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

JUNE 30, 2021	73

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2021 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. In order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis. Also, the Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of June 30, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

At June 30, 2021, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
Balanced	$21,100,142	($110,197)	$20,989,945	$45,064,498
Dividend Growth	75,805,865	(1,620,498)	74,185,367	164,241,822
Global Dividend Growth	20,487,313	(206,463)	20,280,850	25,218,198
Large Cap Growth	114,588,195	(123,771)	114,464,424	62,719,093
ESG Growth	3,778,125	(33,242)	3,744,883	5,368,715
Mid Cap Growth	123,772,837	(1,819,940)	121,952,897	107,226,705
Small Cap Dividend Growth	7,655,072	(157,410)	7,497,662	14,790,586
Small Cap Growth	72,876,835	(1,083,652)	71,793,183	74,631,987
International Growth	12,861,728	(271,086)	12,590,642	18,696,618
Developing Markets Growth	6,023,390	(458,318)	5,565,072	8,304,068

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2021 and 2020 were as follows:

74	SIT MUTUAL FUNDS ANNUAL REPORT

Year Ended June 30, 2021:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$503,459	$381,513	$884,972
Dividend Growth (Class I)	2,537,370	10,512,017	13,049,387
Dividend Growth (Class S)	332,660	1,610,976	1,943,636
Global Dividend Growth (Class I)	357,992	—	357,992
Global Dividend Growth (Class S)	28,011	—	28,011
Large Cap Growth	63,677	7,881,267	7,944,944
ESG Growth (Class I)	24,675	—	24,675
ESG Growth (Class S)	17,325	—	17,325
Mid Cap Growth	—	8,583,537	8,583,537
Small Cap Dividend Growth (Class I)	113,108	—	113,108
Small Cap Dividend Growth (Class S)	24,893	—	24,893
Small Cap Growth	—	4,398,753	4,398,753
International Growth	61,406	—	61,406
Developing Markets Growth	10,868	23,930	34,798

Year Ended June 30, 2020:

	Ordinary Income	Long Term Capital Gain	Total
Balanced	$486,523	$1,649,782	$2,136,305
Dividend Growth (Class I)	4,432,308	20,913,570	25,345,878
Dividend Growth (Class S)	695,533	3,711,611	4,407,144
Global Dividend Growth (Class I)	495,881	—	495,881
Global Dividend Growth (Class S)	45,123	—	45,123
Large Cap Growth	313,002	10,438,682	10,751,684
ESG Growth (Class I)	43,224	12,226	55,450
ESG Growth (Class S)	33,888	10,635	44,523
Mid Cap Growth	—	12,018,685	12,018,685
Small Cap Dividend Growth (Class I)	143,293	—	143,293
Small Cap Dividend Growth (Class S)	37,709	—	37,709
Small Cap Growth	—	3,070,107	3,070,107
International Growth	227,001	—	227,001
Developing Markets Growth	185,000	—	185,000

JUNE 30, 2021	75

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2021 (Continued)

As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Balanced	$337,898	$1,473,172	—	$20,989,945
Dividend Growth	916,937	17,192,755	—	74,185,367
Global Dividend Growth	160,875	—	($923,233)	20,280,850
Large Cap Growth	4,575	5,800,286	—	114,464,424
ESG Growth	28,275	3,721	—	3,744,883
Mid Cap Growth	—	18,477,383	(566,334)	121,952,897
Small Cap Dividend Growth	90,525	1,079,506	—	7,497,662
Small Cap Growth	1,227,477	11,949,841	—	71,793,183
International Growth	72,738	—	(789,016)	12,590,642
Developing Markets Growth	5,204	214,377	—	5,565,072

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Distributable Earnings	Additional Paid-in Capital
Mid Cap Growth	$554,067	($554,067)

These differences were primarily attributable to non-deductible net operating losses.

Net capital loss carryovers and late year losses, if any, as of June 30, 2021, are available to offset future realized capital gains and thereby reduce future capital gains distributions. The Funds’ are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward retain their character as either short-term or long-term capital losses. The net capital loss carryovers and the late year losses deferred as of June 30, 2021, were as follows:

	Unlimited Period of Net		Late Year
	Capital Loss Carryover		Losses Deferred
	Short-Term	Long-Term	Ordinary	Capital
Global Dividend Growth	$923,233	—	—	—
Mid Cap Growth	—	—	$566,334	—
International Growth	789,016	—	—	—

For the year ended June 30, 2021, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Global Dividend Growth	$124,673	—
Small Cap Dividend Growth	253,454	—
International Growth	633,347	—
Developing Markets Growth	26,562	—

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for

76	SIT MUTUAL FUNDS ANNUAL REPORT

Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended June 30, 2021, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

Balanced	$7,767,270	$22,793,163	$5,025,782	$16,410,276
Dividend Growth	—	93,156,246	—	123,997,244
Global Dividend Growth	—	4,565,057	—	4,830,101
Large Cap Growth	—	14,742,968	—	19,517,859
ESG Growth	—	1,129,766	—	560,394
Mid Cap Growth	—	39,043,364	—	44,379,465
Small Cap Dividend Growth	—	5,200,078	—	5,785,603
Small Cap Growth	—	37,872,293	—	39,672,124
International Growth	—	3,661,009	—	3,420,076
Developing Markets Growth	—	1,557,214	—	915,834

JUNE 30, 2021	77

NOTES TO FINANCIAL STATEMENTS

Year Ended June 30, 2021 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

		Net of Adviser’s
	Management Fee	Voluntary Fee Waiver
Balanced	1.00%	N/A
Dividend Growth Fund Class I and Class S	1.00%	0.70%
Global Dividend Growth Fund Class I and Class S	1.25%	1.00%
Large Cap Growth	1.00%	N/A
ESG Growth Fund Class I and Class S	1.25%	1.00%
Mid Cap Growth	1.25%	N/A
Small Cap Dividend Growth Fund Class I and Class S	1.25%	1.00%
Small Cap Growth	1.50%	N/A
International Growth	1.50%	N/A
Developing Markets Growth	2.00%	1.40%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Effective October 1, 2017, the Adviser has agreed to limit the management fee of the Dividend Growth Fund to 0.70%, the Global Dividend Growth Fund to 1.00%, the ESG Growth Fund to 1.00%, the Small Cap Dividend Growth Fund to 1.00% and the Developing Markets Growth Fund to 1.40% for the period through June 30, 2022 of the Fund’s daily average net assets, respectively.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of June 30, 2021:

		% Shares
	Shares	Outstanding
Balanced	376,005	18.6
Dividend Growth	1,620,024	11.8
Global Dividend Growth	520,595	25.7
Large Cap Growth	790,899	28.2
ESG Growth	465,771	92.5
Mid Cap Growth	4,428,275	49.3
Small Cap Dividend Growth	674,182	50.6
Small Cap Growth	1,014,383	57.1
International Growth	793,495	58.9
Developing Markets Growth	311,730	48.1

78	SIT MUTUAL FUNDS ANNUAL REPORT

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the year ended June 30, 2021, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$655	$254
Global Dividend Growth	—	6
Large Cap Growth	3,196	—
ESG Growth	1	—
Mid Cap Growth	2	—
Small Cap Growth	683	—

JUNE 30, 2021	79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Sit Mutual Funds, Inc.

Sit Large Cap Growth Fund

Sit Mid Cap Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Sit Balanced Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit ESG Growth Fund, Sit Small Cap Dividend Growth Fund, Sit Small Cap Growth Fund, Sit International Growth Fund, Sit Developing Markets Growth Fund (each a series of Sit Mutual Funds, Inc.), Sit Large Cap Growth Fund, and Sit Mid Cap Growth Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the auditor of one or more Sit Mutual Funds investment companies since 1982.

Minneapolis, Minnesota

August 19, 2021

80	SIT MUTUAL FUNDS ANNUAL REPORT

EXPENSE EXAMPLE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2021 to June 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

Fund	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period* (1/1/21- 6/30/21)

Balanced Fund
Actual	$1,000	$1,095.40	$5.20
Hypothetical	$1,000	$1,019.84	$5.01

Dividend Growth Fund
Actual
Class I	$1,000	$1,144.80	$3.72
Class S	$1,000	$1,143.50	$5.05
Hypothetical
Class I	$1,000	$1,021.32	$3.51
Class S	$1,000	$1,020.08	$4.76

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,115.70	$5.25
Class S	$1,000	$1,114.00	$6.55
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Large Cap Growth Fund
Actual	$1,000	$1,148.10	$5.33
Hypothetical	$1,000	$1,019.84	$5.01

ESG Growth Fund
Actual
Class I	$1,000	$1,111.30	$5.23
Class S	$1,000	$1,110.10	$6.54
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

Mid Cap Growth Fund
Actual	$1,000	$1,085.40	$6.46
Hypothetical	$1,000	$1,018.60	$6.26

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,153.00	$5.34
Class S	$1,000	$1,151.00	$6.67
Hypothetical
Class I	$1,000	$1,019.84	$5.01
Class S	$1,000	$1,018.60	$6.26

JUNE 30, 2021	81

EXPENSE EXAMPLE (Continued)

Fund	Beginning Account Value (1/1/21)	Ending Account Value (6/30/21)	Expenses Paid During Period* (1/1/21- 6/30/21)

Small Cap Growth Fund
Actual	$1,000	$1,124.20	$7.90
Hypothetical	$1,000	$1,017.36	$7.50

International Growth Fund
Actual	$1,000	$1,097.70	$7.80
Hypothetical	$1,000	$1,017.36	$7.50

Developing Markets Growth Fund
Actual	$1,000	$1,027.40	$7.04
Hypothetical	$1,000	$1,017.85	$7.00

*Expenses are equal to the Fund’s annualized expense ratio of 0.70% for the Dividend Growth, Class I Fund; 0.95% for the Dividend Growth, Class S Fund; 1.00%, for the Balanced, Global Dividend Growth, Class I, Large Cap Growth, ESG Growth, Class I, and Small Cap Dividend Growth, Class I Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class S, ESG Growth, Class S, Mid Cap Growth, and Small Cap Dividend Growth, Class S Funds;1.40% for Developing Markets Growth Fund and 1.50% for Small Cap Growth, and International Growth Funds, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

82	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Equity Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the Dividends Received Deductions for the period of July 1, 2020 to June 30, 2021 is as follows:

Fund	Percentage
Balanced Fund	55.7%
Dividend Growth Fund	98.1
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	24.5
Developing Markets Growth Fund	9.4

For the year ended June 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided by the American Taxpayer Relief Act of 2012. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the lower dividend income tax rates.

Fund	Percentage
Balanced Fund	60.6%
Dividend Growth Fund	100.0
Global Dividend Growth Fund	100.0
Large Cap Growth Fund	100.0
ESG Growth Fund	100.0
Small Cap Dividend Growth Fund	100.0
International Growth Fund	100.0
Developing Markets Growth Fund	79.9

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended June 30, 2021. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Balanced Fund	$1,473,280
Dividend Growth Fund	17,192,860
Large Cap Growth Fund	9,450,752
ESG Growth Fund	3,721
Mid Cap Growth Fund	22,166,811
Small Cap Dividend Growth Fund	1,079,506
Small Cap Growth Fund	15,646,178
Developing Markets Growth Fund	238,307

JUNE 30, 2021	83

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The Stock Funds described in this Annual Report are the Sit Mid Cap Growth Fund, Sit Large Cap Growth Fund, Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, and Sit Small Cap Dividend Growth Fund (the “Funds” or individually, a “Fund”). The bond funds within the Sit Mutual Fund family are described in a separate Bond Funds’ Annual Report. The Sit Mid Cap Growth Fund and Sit Large Cap Growth Fund, and the corporate issuer of the Sit International Growth Fund, Sit Balanced Fund, Sit Developing Markets Growth Fund, Sit ESG Growth Fund, Sit Small Cap Growth Fund, Sit Dividend Growth Fund, Sit Global Dividend Growth Fund and Sit Small Cap Dividend Growth Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Stock Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 59 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Fixed Income Advisors II, LLC (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 85 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present.	14	None.
Sidney L. Jones Age: 87 Director	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 80 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 73 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception, if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present;	14	None.
Barry N. Winslow Age: 73 Director	Director since 2010 or the Fund’s inception, if later.	Board member, TCF Financial Corporation, July 2014 to July 2019.	14	TCF Financial Corporation.

84	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 58 Vice President – Investments of Balanced Fund only	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 52 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Bryce A. Doty Age: 54 Vice President - Investments of Balanced Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Kent L. Johnson Age: 55 Vice President - Investments	Officer since 2003; Re-Elected by the Boards annually.	Senior Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Paul E. Rasmussen Age: 60 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 55 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Robert W. Sit Age: 52 Vice President - Investments	Officer since 1997; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A
Ronald D. Sit Age: 61 Vice President - Investments	Officer since 1985; Re-Elected by the Boards annually.	Vice President - Research and Investment Management of the Adviser.	N/A	N/A

[1]	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and his successor is duly elected and shall qualify.
[2]

Directors who are deemed to be “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

JUNE 30, 2021	85

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that Sit Investment uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.sitfunds.com, without charge by calling 800-332-5580 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. The Funds’ proxy voting record is available without charge by calling 800-332-5580 and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June.

QUARTERLY SCHEDULE OF INVESTMENTS SCHEDULES

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of investments, as filed on Form N-PORT, is also available on its website at www.sitfunds.com, or without charge by calling 800-332-5580.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

At their joint meeting held on October 19, 2020, the Boards of Directors (the “Boards”) of the Sit Mutual Funds (the “Funds”) reviewed the Funds’ liquidity risk management program (the “Program”) pursuant to the Liquidity Rule. Sit Investment Associates, Inc. (“SIA”), the investment adviser to the Funds, serves as the Program Administrator and provided the Boards with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2020 (the “Report”).

The Report described its liquidity classification methodology and the determination that a Highly Liquid Investment Minimum is not currently necessary for any Fund. The Report also noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing, and periodically reviewing liquidity risk, as follows:

A. Each Fund’s investment strategy and liquidity of investments during both normal and reasonably foreseeable stressed conditions: SIA reviewed each Fund’s strategy and the determinations that each strategy remains appropriate for an open-end fund. This determination was based on each Fund’s holding’s liquidity, diversification, and average position size.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: The Report indicated that it considered historical net redemption activity and shareholder ownership concentration and distribution channels to determine each Fund’s Reasonably Anticipated Trading Size. It was also noted that each Fund has adopted an in-kind redemption policy which may be utilized to meet large redemption requests.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The report reviewed each Fund’s holdings of cash and cash equivalents, available borrowing arrangements if any, and other funding sources.

There were no material changes to the Program during the past year. The Report stated that SIA concluded that the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

86	SIT MUTUAL FUNDS ANNUAL REPORT

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JUNE 30, 2021	87

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88

Annual Report June 30, 2021

INVESTMENT ADVISER Sit Investment Associates, Inc. 80 S. Eighth Street Suite 3300 Minneapolis, MN 55402	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM KPMG LLP Minneapolis, MN

CUSTODIAN The Bank Of New York Mellon 111 Sanders Creek Parkway Syracuse, NY 13057	GENERAL COUNSEL Faegre Drinker Biddle & Reath LLP Minneapolis, MN

TRANSFER AGENT AND DISBURSING AGENT BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Sit Mutual Funds 1-800-332-5580 www.sitfunds.com

Sit Stock 6-21

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-334-5888 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended June 30, 2021	$24,500	0	$6,075	0
Fiscal year ended June 30, 2020	$23,800	0	$5,875	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other Fees include services provided to review the Fund’s order processing and trading procedures.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2)(certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)	Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By	(Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date August 26, 2021

By	(Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date August 26, 2021